Nationwide(R) Asset Allocation Trust

Life Design Series

- The Aggressive Portfolio

- The Moderately Aggressive Portfolio

- The Moderate Portfolio

- The Moderately Conservative Portfolio

- The Conservative Portfolio

MAY 1, 1999

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these Funds' shares as an investment or determined whether this prospectus is complete or accurate. To state otherwise is a crime.

TABLE OF CONTENTS

PORTFOLIO SUMMARIES

LIFEDESIGN SERIES..............................................................3
Investment Objective
Principal Strategies

THE AGGRESSIVE PORTFOLIO.......................................................3

THE MODERATELY AGGRESSIVE PORTFOLIO............................................3

THE MODERATE PORTFOLIO.........................................................4

THE MODERATELY CONSERVATIVE PORTFOLIO..........................................4

THE CONSERVATIVE PORTFOLIO.....................................................4
Principal Risks
Portfolio Risk
Underlying Funds Risks

MORE ABOUT THE PORTFOLIOS......................................................6
Performance
Principal Investment Techniques
Underlying Funds
The Nationwide Contract
Other Investment Techniques
Temporary Defensive Positions

MANAGEMENT.....................................................................8
Management's Discussion of Portfolio Performance
Investment Manager

BUYING AND SELLING FUND SHARES................................................11
Who Can Buy Shares of the Portfolios
Purchase Price
Selling Shares
Restrictions on Sales
Year 2000
Dividends and Distributions
Tax Status

FINANCIAL HIGHLIGHTS..........................................................13

ADDITIONAL INFORMATION................................................BACK COVER

PORTFOLIO SUMMARIES

THIS PROSPECTUS PROVIDES INFORMATION ABOUT THE LIFEDESIGN SERIES OFFERED BY NATIONWIDE ASSET ALLOCATION TRUST.

LIFEDESIGN SERIES

- The Aggressive Portfolio

- The Moderately Aggressive Portfolio

- The Moderate Portfolio

- The Moderately Conservative Portfolio
- The Conservative Portfolio

INVESTMENT OBJECTIVE

The investment objective of each Portfolio is to maximize total investment return (i.e., capital growth and income) subject to the investment restrictions and asset allocation policies described in this Prospectus. This investment objective is fundamental and cannot be changed without shareholder approval.

PRINCIPAL STRATEGIES
Each Portfolio in the Life Design Series is a "fund of funds", which means that each Portfolio invests primarily in other mutual funds ("Underlying Funds"). Underlying Funds invest in stocks, bonds, and other securities and reflect varying amounts of potential investment risk and reward. Underlying Funds include mutual funds that are part of the Nationwide group of funds (the "Nationwide funds"). The Nationwide funds are advised by Nationwide Advisory Services, Inc. ("NAS"). Underlying Funds also include mutual funds that are advised by other investment advisers ("Unaffiliated Funds"). Each Portfolio, except The Aggressive Portfolio, will also invest in a fixed interest contract issued by Nationwide Life Insurance Company (the "Nationwide Contract").
Each Portfolio allocates its assets among different Underlying Funds and -- except for The Aggressive Portfolio -- the Nationwide Contract. Periodically, each Portfolio will adjust its asset allocation within predetermined ranges to ensure broad diversification and to adjust to changes in market conditions. However, as a general matter, there will not be large, sudden changes in a Portfolio's asset allocation.
THE AGGRESSIVE PORTFOLIO

The Aggressive Portfolio seeks to maximize total investment return through growth of capital. It will invest in Underlying Funds that invest primarily in equity securities ("Equity Funds"). The Aggressive Portfolio is generally appropriate for investors who are seeking higher returns over an investment time horizon of at least 15 years and who have a higher tolerance for market fluctuations. The Aggressive Portfolio expects to allocate its assets among the Underlying Funds as follows:

                                            PERCENTAGE
UNDERLYING FUNDS                            ALLOCATION
----------------                            ----------
Equity Funds:
  Aggressive Growth Funds(1)                    40%
  Growth Funds(1)                               40%
  Growth and Income Funds(2)                    20%
                                               ---
     TOTAL ALLOCATION                          100%
                                               ===

(1) Can range from 30% to 50%.

(2) Can range from 10% to 30%.

THE MODERATELY AGGRESSIVE PORTFOLIO

The Moderately Aggressive Portfolio also seeks to maximize total investment return through growth of capital. It will invest primarily in Equity Funds, but will attempt to reduce its volatility by also investing in Nationwide funds that invest primarily in fixed income securities ("Bond Funds") and the Nationwide Contract. The Moderately Aggressive Portfolio is generally appropriate for moderate investors who are seeking high returns over an investment time horizon of at least 15 years or for aggressive investors with an investment time horizon of 10 to 15 years. The Moderately Aggressive Portfolio expects to allocate its assets among the Underlying Funds as follows:

                                            PERCENTAGE
UNDERLYING FUNDS                            ALLOCATION
----------------                            ----------
Equity Funds:
  Aggressive Growth Funds(1)                    30%
  Growth Funds(1)                               30%
  Growth and Income Funds(2)                    20%
  Bond Funds(3)                                 10%
  Nationwide Contract(3)                        10%
                                               ---
     TOTAL ALLOCATION                          100%
                                               ===

(1) Can range from 20% to 40%.

(2) Can range from 10% to 30%.

(3) Can range from 0% to 20%.

PORTFOLIO SUMMARIES continued

THE MODERATE PORTFOLIO

The Moderate Portfolio seeks to maximize total investment return through growth of capital and income. It will invest primarily in Equity Funds, but will also invest a significant percentage of its assets in Bond Funds and the Nationwide Contract. The Moderate Portfolio is generally appropriate for moderate investors who are seeking moderate returns over an investment time horizon of between 10 and 15 years. The Moderate Portfolio is also appropriate for more conservative investors who have an investment time horizon of at least 15 years and for more aggressive investors whose investment time horizon is between 5 to 10 years. The Moderate Portfolio expects to allocate its assets among the Underlying Funds as follows:

                                            PERCENTAGE
UNDERLYING FUNDS                            ALLOCATION
----------------                            ----------
Equity Funds:
  Aggressive Growth Funds(1)                    20%
  Growth Funds(1)                               20%
  Growth and Income Funds(2)                    30%
  Bond Funds(1)                                 20%
  Nationwide Contract(3)                        10%
                                               ---
     TOTAL ALLOCATION                          100%
                                               ===

(1) Can range from 10% to 30%.

(2) Can range from 20% to 40%.
(3) Can range from 0% to 20%.
THE MODERATELY CONSERVATIVE PORTFOLIO

The Moderately Conservative Portfolio seeks to maximize total investment return through income and, secondarily, through long term growth of capital. It will invest generally one-half of its assets in Equity Funds and one-half of its assets in Bond Funds and the Nationwide Contract. The Moderately Conservative Portfolio is generally appropriate for moderate investors who are seeking generally lower fluctuations in principal combined with some of the upside potential of equity investments over an investment time horizon of between 5 and 10 years. The Moderately Conservative Portfolio is also appropriate for more conservative investors who have an investment time horizon of between 10 and 15 years and for more aggressive investors whose investment time horizon is less than 5 years. The Moderately Conservative Portfolio expects to allocate its assets among the Underlying Funds as follows:

                                            PERCENTAGE
UNDERLYING FUNDS                            ALLOCATION
----------------                            ----------
Equity Funds:
  Aggressive Growth Funds(1)                    10%
  Growth Funds(1)                               10%
  Growth and Income Funds(2)                    30%
  Bond Funds(2)                                 30%
  Nationwide Contract(3)                        20%
                                               ---
     TOTAL ALLOCATION                          100%
                                               ===

(1) Can range from 0% to 20%.

(2) Can range from 20% to 40%.

(3) Can range from 10% to 25%.

The Conservative Portfolio

The Conservative Portfolio also seeks to maximize total investment return through income and, secondarily, through long term growth of capital. It will invest primarily in a combination of Bond Funds and the Nationwide Contract, with a smaller investment in Equity Funds. The Conservative Portfolio is generally appropriate for investors who are seeking low fluctuations in principal over an investment time horizon of less than 5 years. The Conservative Portfolio is also appropriate for more conservative investors who have an investment time horizon of between 5 and 10 years. The

Conservative Portfolio expects to allocate its assets among the Underlying Funds as follows:

                                            PERCENTAGE
UNDERLYING FUNDS                            ALLOCATION
----------------                            ----------
Equity Funds:
  Growth Funds(1)                               10%
  Growth and Income Funds(2)                    20%
  Bond Funds(3)                                 45%
  Nationwide Contract(4)                        25%
                                               ---
     TOTAL ALLOCATION                          100%
                                               ===

(1) Can range from 0% to 20%.

(2) Can range from 10% to 30%.

(3) Can range from 35% to 55%.

(4) Can range from 15% to 25%.

PRINCIPAL RISKS

Because the value of an investment in a Portfolio will fluctuate, there is the risk that a shareholder will lose money. An investment will decline in value if the value of a Portfolio's investments decreases.

PORTFOLIO RISK

Manager risk. The assets of each Portfolio are invested primarily in Underlying Funds, which means that the investment performance of each Portfolio is directly related to the investment performance of the Underlying Funds held by the Portfolio. The ability of a Portfolio to meet its investment objective depends upon the allocation of the Portfolio's assets among the Underlying Funds and the ability of the Underlying Funds to meet their own investment objectives. It is possible that an Underlying Fund's portfolio manager will fail to execute the Underlying Fund's investment strategies effectively. As a result, an Underlying Fund may not meet its investment objective, which would affect a Portfolio's investment performance. NAS and the Portfolios have little or no control over the investment activities or management of the Unaffiliated Funds, i.e., mutual funds that are not advised by NAS. There can be no assurance that the investment objective of any Portfolio or any Underlying Fund will be achieved.

UNDERLYING FUNDS RISKS

Like any investment program, an investment in a Portfolio entails certain risks. The Portfolios, however, are designed to help spread risk and reduce swings in performance through a comprehensive allocation program of investing in several Underlying Funds and the Nationwide Contract. Because the Underlying Funds may invest in different combinations of equities, debt securities and money market instruments, the Portfolios are subject to different levels of risk, including stock market risk, bond market risk (primarily interest rate risk and credit risk), and the risk of inflation.

Stock market risk. Stock market risk is the risk that a Portfolio could lose value if the individual stocks in which the Underlying Funds have invested or the overall stock market goes down. Individual stocks and the overall stock market may experience short-term volatility as well as extended periods of decline or little growth. Individual stocks are affected by factors such as corporate earnings, production, management and sales. Individual stocks may also be affected by the demand for a particular type of stock, such as growth stocks or the stocks of companies with a particular market capitalization. The stock market as a whole is affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuations of other stock markets around the world.

Interest rate risk. Interest rate risk is the risk that increases in market interest rates may decrease the value of debt securities held by an Underlying Fund. In general, the prices of debt securities fall when interest rates increase and rise when interest rates decrease. Typically, the longer the maturity of a debt security, the more sensitive it is to price shifts as a result of interest rate changes.

Credit risk. Credit risk is the risk that the issuer of a debt security will be unable to make the required payments of interest and/or repay the principal when due. In addition, there is a risk that the rating of a debt security may be lowered if the issuer's financial condition changes. This could lead to a greater fluctuation in the value of an Underlying Fund, which could affect the value of a Portfolio.

PERFORMANCE

No performance information is provided because each Portfolio had been in operation for less than a year as of December 31, 1998.

MORE ABOUT THE PORTFOLIOS

PURPOSE OF THE LIFE DESIGN SERIES

The Portfolios are designed:

- To help achieve an investor's retirement savings objectives through asset allocation

- To maximize long-term total returns at an acceptable level of risk

- To allow for easy asset allocation by reducing the need to monitor ongoing allocation of assets.

In selecting a Portfolio, investors should consider their personal objectives, investment time horizons, risk tolerances, and financial circumstances. Through exchanges among the Portfolios, investors can adjust their investment strategies when one or more of these factors change. Most investors will move into progressively more conservatively managed Portfolios as they near retirement or other investment goals.

PRINCIPAL INVESTMENT TECHNIQUES

The following investment techniques may be used to increase return, protect assets or diversify investments.

UNDERLYING FUNDS

Each Portfolio invests primarily, if not completely, in other mutual funds representing different combinations of Equity Funds and Bond Funds. The Equity Funds include:

- Aggressive growth funds, which generally seek rapid growth of capital with no current income.

- Growth funds, which generally seek long-term capital appreciation; current income, if considered, is a secondary objective.

- Growth & Income funds, which seek long-term capital appreciation in addition to current income and dividend growth.

Based on the allocation model of the Portfolio, NAS chooses Underlying Funds from both other funds that it advises and funds that are advised by other investment advisers. An Underlying Fund is chosen because NAS believes that within the model, it will assist in providing a consistent return with less volatility. The Underlying Funds cover a range of investment styles and are reviewed based on a number of factors, including their performance and volatility against their benchmarks, the consistency of their investment strategies, and their portfolio holdings.

The Underlying Funds present varying degrees of potential investment risks and rewards based upon their own investment objectives and strategies. Depending on the investment objectives and strategies of an Underlying Fund, additional risks may be created by a Portfolio's investment in the Underlying Fund. Some, but not all, of the investment strategies used by the Underlying Funds and the risks of the Underlying Funds are described in the Statement of Additional Information.

A portion of each Portfolio will be invested in the Nationwide funds. NAS is subject to various conflicts of interest because each of the Portfolios is a "fund of funds" and because NAS is the investment adviser to both the Portfolios and the Nationwide funds. A list of the Nationwide funds that NAS may invest in for each Portfolio is contained in the Statement of Additional Information.

Each Portfolio will also invest in mutual funds (primarily Equity Funds) that are advised by investment advisers other than NAS. These mutual funds -- called Unaffiliated Funds in this Prospectus -- will be chosen to complement the Nationwide funds and to further diversify each Portfolio. It is anticipated that Unaffiliated Funds will be selected from funds that are managed by certain identified investment advisers and families of funds, not necessarily from the complete universe of mutual funds.

Because of regulatory requirements, the Portfolios may at times be limited in regard to their ability to sell their shares of Unaffiliated Funds. In this case, these shares would be considered an "illiquid" investment. Illiquid investments will not comprise more than 15% of any Portfolio's net assets.

If an Investor meets the purchase requirements for an Underlying Fund, an investor generally could invest in an Underlying Fund directly, or could choose an Underlying Fund as an investment option in a variable insurance product. Because an investor is investing in the Underlying Funds indirectly through the LifeDesign Series, he or she will pay a proportionate share of the expenses of the Underlying Funds (including management, administration, distribution, and custodian fees) as well as the expenses of the Portfolio.

Although the Portfolios may invest in Underlying Funds that charge a sale load, the Portfolios will not pay any such sales load. Instead, the Portfolios will take advantage of quantity discounts or waivers to avoid paying a sales load.

THE NATIONWIDE CONTRACT

Each of the Portfolios (except The Aggressive Portfolio) will invest in the Nationwide Contract. The Nationwide Contract is a fixed interest contract issued and guaranteed by Nationwide Life Insurance Company ("Nationwide"). This contract has a stable principal value and will pay each Portfolio a fixed rate of interest. The fixed interest rate must be at least 3.50%, but may be higher. Nationwide will calculate the interest rate in the same way that it calculates guaranteed interest rates for similar contracts. Because of the guaranteed nature of the contract, the Portfolios will not directly participate in the actual experience of the assets underlying the contract. Although under certain market conditions a Portfolio's performance may be hurt by its investment in the Nationwide Contract, NAS believes that the stable nature of the Nationwide Contract should reduce a Portfolio's volatility and overall risk, especially when the bond and stock markets decline simultaneously.

OTHER INVESTMENT TECHNIQUES

The Statement of Additional Information contains additional information about the Portfolios and the Underlying Funds, including other investment techniques. To obtain a copy of the Statement of Additional Information, see the back cover page of the Prospectus.

TEMPORARY DEFENSIVE POSITIONS

In response to economic, political or unusual market conditions, each Underlying Fund may invest up to 100% of its assets in cash or money market obligations. Should this occur, an Underlying Fund may not meet its investment objectives and may miss potential market upswings.

MANAGEMENT

MANAGEMENT'S DISCUSSION OF PORTFOLIO PERFORMANCE

Each of the five Portfolios performed near to or exceeded its benchmark for the period from January 21, 1998 (inception of the Portfolios) through the year ended December 31, 1998. Investors were rewarded for participating in the equity markets during 1998, and that was reflected in the relative performance of the Underlying Funds. The Aggressive Fund was up 17.9% for the period while the Conservative Fund returned 11.4%. The total returns for all the Life Design Series and their blended benchmarks were as follows:

                          INCEPTION TO 12/31/98
                          ----------------------
PORTFOLIO                  FUND      BENCHMARK
---------                 ------    ------------
Aggressive                 17.9%        16.8%
Moderately Aggressive      16.6%        15.2%
Moderate                   16.7%        16.1%
Moderately Conservative    15.0%        14.6%
Conservative               12.3%        11.8%

These benchmark returns (with reinvestment of dividends as available) use various weightings of the following indices: the Standard & Poors 500 Index; Russell 2000 Index; the Merrill Lynch Broad Corporate/Government Master Index; and the 3 year U.S. Treasury Index.

In line with the markets, investment returns for the funds were strongest in large-cap growth equities, mixed for aggressive growth and somewhat weak in the small-cap and value fund sectors. The stock market has been momentum driven and has focused primarily on the largest growth stocks. The narrowness of the market advance can be seen in the fact that fifty stocks accounted for 82% of the total return of the S&P 500 Index for the year.

Three cuts in the Fed Funds rate by the Federal Reserve as well as an improving outlook for global economic stability contributed to the Fourth Quarter strength in the equity markets. After seven years of uninterrupted growth, economic prospects in the United States still look very good. Historically low levels of inflation have contributed to the strong financial markets in recent years. There seems little reason to expect a marked increase in inflation in the near future.

Market volatility was a key feature of the markets during 1998. This should be an attractive environment for a disciplined, structured investment approach such as is offered by the Life Design Series.

The following graphs compare the performance of a hypothetical $10,000 investment in each Portfolio to that of various broad-based market indices. The Standard & Poors 500 Index is an unmanaged index of 500 widely held stocks of large U.S. companies. The Russell 2000 Index is an index of approximately 2000 companies with small market capitalizations relative to the market capitalization of other U.S. companies. The Merrill Lynch Broad Corporate/Government Master Index gives a broad look at how the prices of corporate and U.S. government bonds have performed. The 3 Year U.S. Treasury Index gives a broad look at the yields of U.S. Treasury securities adjusted to a constant maturity of 3 years. Unlike mutual fund returns, the returns for these indices do not include expenses. If expenses were deducted the actual returns of the indices would be lower.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE AGGRESSIVE PORTFOLIO, THE S&P 500 INDEX AND THE RUSSELL 2000 INDEX

                                                  AGGRESSIVE PORTFOLIO               S&P 500                  RUSSELL 2000
                                                  --------------------               -------                  ------------
1/20/98                                                      10                          10                          10
3/31/98                                                  11.415                      11.384                       11.21
6/30/98                                                  11.505                       11.76                      10.698
9/30/98                                                   9.804                      10.592                       8.532
12/31/98                                                 11.785                      12.848                       9.924

                              AGGRESSIVE PORTFOLIO
                          AVERAGE ANNUAL TOTAL RETURN
                             PERIOD ENDED 12/31/98

                                     LIFE*
                                      ----

                                     16.78%

* Aggressive Portfolio commenced operations 1/20/98.

Past performance is not predictive of future performance.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE MODERATELY AGGRESSIVE PORTFOLIO, THE S&P 500 INDEX, THE RUSSELL 2000 INDEX, THE MERRILL LYNCH BROAD CORPORATE/GOVERNMENT MASTER INDEX AND THE 3 YEAR U.S. TREASURY INDEX

                                  MODERATELY
                             AGGRESSIVE PORTFOLIO        S&P 500             RUSSELL             MERRILL          U.S. TREASURY
                             --------------------        -------             -------             -------          -------------
1/20/98                                 10                   10                  10                  10                  10
3/31/98                              11.16               11.384               11.21              10.023                10.1
6/30/98                              11.28                11.76              10.698              10.285              10.237
9/30/98                              10.04               10.592               8.532              10.782              10.365
12/31/98                            11.661               12.848               9.924              10.807              10.477

                        MODERATELY AGGRESSIVE PORTFOLIO
                          AVERAGE ANNUAL TOTAL RETURN
                             PERIOD ENDED 12/31/98

                                     LIFE*
                                      ----

                                     15.24%

* Moderately Aggressive Portfolio commenced operations 1/20/98.

Past performance is not predictive of future performance.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE MODERATE PORTFOLIO, THE S&P 500 INDEX, THE RUSSELL 2000 INDEX, THE MERRILL LYNCH BROAD
CORPORATE/GOVERNMENT MASTER INDEX AND THE 3 YEAR U.S. TREASURY INDEX

                                  MODERATELY
                             AGGRESSIVE PORTFOLIO        S&P 500             RUSSELL             MERRILL          U.S. TREASURY
                             --------------------        -------             -------             -------          -------------
1/20/98                                 10                   10                  10                  10                  10
3/31/98                                 11               11.384               11.21              10.023                10.1
6/30/98                              11.18                11.76              10.698              10.285              10.237
9/30/98                             10.244               10.592               8.532              10.782              10.365
12/31/98                            11.674               12.848               9.924              10.807              10.477

                               MODERATE PORTFOLIO
                          AVERAGE ANNUAL TOTAL RETURN
                             PERIOD ENDED 12/31/98

                                     LIFE*
                                      ----

                                     16.13%

* Moderate Portfolio commenced operations 1/20/98.

Past performance is not predictive of future performance.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE MODERATELY CONSERVATIVE PORTFOLIO, THE S&P 500 INDEX, THE RUSSELL 2000 INDEX, THE MERRILL LYNCH BROAD CORPORATE/GOVERNMENT MASTER INDEX AND THE 3 YEAR U.S. TREASURY INDEX

                                   MODERATELY
                                  CONSERVATIVE           S&P 500             RUSSELL             MERRILL          U.S. TREASURY
                                  ------------           -------             -------             -------          -------------
1/20/98                                  10                  10                  10                  10                  10
3/31/98                               10.73              11.384               11.21              10.023                10.1
6/30/98                              10.951               11.76              10.698              10.285              10.237
9/30/98                              10.456              10.592               8.532              10.782              10.365
12/31/98                             11.497              12.848               9.924              10.807              10.477

                       MODERATELY CONSERVATIVE PORTFOLIO
                          AVERAGE ANNUAL TOTAL RETURN
                             PERIOD ENDED 12/31/98

                                     LIFE*
                                      ----

                                     14.58%

* Moderately Conservative Portfolio commenced operations 1/20/98.

Past performance is not predictive of future performance.

COMPARISON OF A HYPOTHETICAL $10,000 INVESTMENT IN THE CONSERVATIVE PORTFOLIO, THE S&P 500 INDEX, THE RUSSELL 2000 INDEX, THE MERRILL LYNCH BROAD CORPORATE/GOVERNMENT MASTER INDEX AND THE 3 YEAR U.S. TREASURY INDEX


                                   MODERATELY
                                  CONSERVATIVE           S&P 500             RUSSELL             MERRILL          U.S. TREASURY
                                  ------------           -------             -------             -------          -------------
1/20/98                                  10                  10                  10                  10                  10
3/31/98                               10.46              11.384               11.21              10.023                10.1
6/30/98                              10.701               11.76              10.698              10.285              10.237
9/30/98                              10.615              10.592               8.532              10.782              10.365
12/31/98                             11.233              12.848               9.924              10.807              10.477

                             CONSERVATIVE PORTFOLIO
                          AVERAGE ANNUAL TOTAL RETURN
                             PERIOD ENDED 12/31/98

                                     LIFE*
                                      ----

                                     11.77%

* Aggressive Portfolio commenced operations 1/20/98.

Past performance is not predictive of future performance.

MANAGEMENT continued

INVESTMENT MANAGER

Nationwide Advisory Services, Inc. ("NAS"), Three Nationwide Plaza, Columbus, Ohio 43215, manages the investment of the assets and supervises the daily business affairs of Nationwide Asset Allocation Trust (the "Trust"). NAS and its predecessors have managed investments, including mutual funds and other institutional accounts, since 1965. As of December 31, 1998, NAS had approximately $11.3 billion in assets under management.

NAS initially allocates each Portfolio's assets among the Underlying Funds and the Nationwide Contract. NAS monitors these allocations and the assumptions upon which they were made. NAS also monitors market conditions and other factors that could influence these allocations.

The annual management fee payable by the Portfolios to NAS, expressed as a percentage of the Portfolios' average daily net assets, is as follows:

PORTFOLIO                                      FEE
---------                                     -----
The Aggressive Portfolio                      0.50%
The Moderately Aggressive Portfolio           0.50%
The Moderate Portfolio                        0.50%
The Moderately Conservative Portfolio         0.50%
The Conservative Portfolio                    0.50%

NAS has agreed to be responsible for all expenses of each Portfolio (except for extraordinary expenses such as litigation or extraordinary audit expenses) in exchange for this fee.

Each Portfolio, as a shareholder of the Underlying Funds, indirectly bears its proportionate share of any investment management fees and other expenses of the Underlying Funds. NAS believes, and the Board of Trustees has determined, that the management fees paid by the Portfolios are for services that are in addition to -- not duplicative of -- the services provided to the Underlying Funds. These services include the asset allocation and monitoring functions provided by NAS.

Because NAS will receive investment advisory fees at both the Nationwide fund level and the Portfolio level, it is possible that a conflict of interest could arise in connection with a decision by NAS to invest a Portfolio's assets in a Nationwide fund rather than an Unaffiliated Fund. A Portfolio's Board of Trustees will monitor this and any other potential conflict of interest to minimize and, where possible, eliminate conflicts of interest.

Portfolio Manager: The primary person responsible for the investment management of the Portfolios is Wayne Frisbee. Mr. Frisbee joined Nationwide in 1981 and currently serves as Associate Vice President.

BUYING AND SELLING FUND SHARES

WHO CAN BUY SHARES OF THE PORTFOLIOS

Shares of the Portfolios are currently sold to separate accounts of Nationwide Life Insurance Company to fund benefits payable under variable life insurance policies or variable annuity contracts. Shares of a Portfolio may, however, be sold to other insurance companies in the future. Shares are not sold to individual investors.

The separate accounts purchase shares of a Portfolio in accordance with variable account allocation instructions received from owners of the variable annuity contracts or variable life insurance policies. A Portfolio then uses the proceeds to buy securities for its investment portfolio.

Since variable annuity contracts or variable life insurance policies may have different provisions with respect to the timing and method of purchases, exchanges and redemptions, contract or policy owners should contact their insurance company directly for details concerning these transactions.

PURCHASE PRICE

The purchase price of each share of a Portfolio is its "net asset value" (or
NAV) next determined after the order is received. No sales charge is imposed on the purchase of a Portfolio's shares. Sales charges may be imposed by variable annuity contracts or variable life insurance policies if a Portfolio's shares are purchased by a separate account. Generally, NAV is determined by dividing the total market value of the securities owned by a Portfolio, less its liabilities, by the total number of its outstanding shares. NAV is determined at the close of regular trading on the New York Stock Exchange (usually 4 p.m. Eastern Time) on each day the Exchange is open for trading.

NAS does not determine NAV on the following days:

- Christmas Day

- New Year's Day

- Martin Luther King Jr. Day

- Presidents' Day

- Good Friday

- Memorial Day

- Independence Day

- Labor Day

- Thanksgiving Day

- other days when the New York Stock Exchange is not open

NAS reserves the right not to determine NAV when:

- a Portfolio has not received any orders to purchase, sell, or exchange shares

- changes in the value of a Portfolio's assets do not affect the NAV

Shares of the Underlying Funds are valued at their respective net asset values as reported to NAS. Other assets of the Portfolios are valued at their current market value if market quotations are readily available. If market quotations are not available, or if NAS determines that the price of a security does not represent its fair value, these assets are valued at fair value in accordance with procedures adopted by the Board of Trustees.

To the extent that a Portfolio's or an Underlying Fund's investments are traded in markets that are open when the New York Stock Exchange is closed, the value of the Portfolio's investments may change on days when shares cannot be purchased or redeemed.

SELLING SHARES

Shares may be sold (redeemed) at any time, subject to certain restrictions. The redemption price is the NAV next determined after the order is received. Of course, the value of the shares sold may be more or less than their original purchase price depending upon the market value of the Portfolio's investments at the time of sale.

RESTRICTIONS ON SALES

Shares of a Portfolio may not be redeemed or a Portfolio may delay paying the proceeds from a redemption when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or if trading is restricted or an emergency exists.

YEAR 2000

NAS has developed a plan to address the Year 2000 issue. The problem is that many existing computer programs use only two digits to identify a year (for example, the year 1998 would be represented by the digits "98"). In such programs, the year 2000 will be represented by "00," which a computer could interpret as the year 1900. If not corrected, many computer applications could fail or create erroneous results. Since 1996, NAS has been evaluating its exposure to this issue by reviewing its operating systems and outside service provider systems. NAS expects all system changes and replacements needed to achieve Year 2000 compliance to be completed by the end of the second quarter of 1999. Compliance testing will be completed in the second quarter of 1999. Outside service providers and business partners will be

BUYING AND SELLING FUND SHARES continued

required to certify compliance by the end of the second quarter of 1999.

DIVIDENDS AND DISTRIBUTIONS
Substantially all of a Portfolio's net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Portfolio. Any net capital gains realized by a Portfolio from the sale of its securities will be declared and paid to shareholders annually.

TAX STATUS

The tax treatment of payments made under a variable annuity contract or variable life insurance policy is described in the prospectus for the contract or policy. Generally, the owners of variable annuity contracts and variable life insurance policies are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from these contracts and policies will be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59 1/2 may be subject to a 10% penalty tax. Investors should ask their own tax advisors for more information on their own tax situation, including possible state or local taxes.

Please refer to the Statement of Additional Information for more information regarding the tax treatment of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Portfolios' financial performance for the period of the Portfolios' operations. Certain information reflects financial results for a single share. The total returns in the table represent the rate that an investor would have earned on an investment in the Portfolios, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the annual report, which is available upon request.

                                                                                              MODERATELY
                                                                    AGGRESSIVE                AGGRESSIVE
                                                                    PORTFOLIO                 PORTFOLIO
                                                              ----------------------    ----------------------
                                                                   PERIOD ENDED              PERIOD ENDED
                                                              DECEMBER 31, 1998 (1)     DECEMBER 31, 1998 (1)
                                                              ----------------------    ----------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                                $10.00                    $10.00
                                                                      ------                    ------
  Net investment income                                                 0.01                      0.10
  Net realized and unrealized appreciation                              1.78                      1.56
                                                                      ------                    ------
       Total from investment operations                                 1.79                      1.66
                                                                      ------                    ------
  Distributions from net investment income                             (0.01)                    (0.07)
                                                                      ------                    ------
       Net increase in net asset value                                  1.78                      1.59
                                                                      ------                    ------
NET ASSET VALUE -- END OF PERIOD                                      $11.78                    $11.59
                                                                      ======                    ======
Total return*                                                          17.85%                    16.61%

Ratios and supplemental data:
  Net assets, end of period (000's)                                   $6,873                    $4,628
  Ratio of expense to average net assets*                               0.50%                     0.50%
  Ratio of net investment income to average net assets *                0.16%                     1.16%
  Portfolio Turnover*                                                  38.42%                    52.63%

 * Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

(1) For the period January 20, 1998 (commencement of operations) through December 31, 1998.

FINANCIAL HIGHLIGHTS continued

                                                                                MODERATELY
                                                        MODERATE               CONSERVATIVE             CONSERVATIVE
                                                        PORTFOLIO                PORTFOLIO                PORTFOLIO
                                                  ---------------------    ---------------------    ---------------------
                                                      PERIOD ENDED             PERIOD ENDED             PERIOD ENDED
                                                  DECEMBER 31, 1998 (1)    DECEMBER 31, 1998 (1)    DECEMBER 31, 1998 (1)
                                                  ---------------------    ---------------------    ---------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                   $10.00                   $10.00                   $10.00
                                                         ------                   ------                   ------
  Net investment income                                    0.14                     0.22                     0.30
  Net realized and unrealized appreciation                 1.53                     1.27                     0.92
                                                         ------                   ------                   ------
       Total from investment operations                    1.67                     1.49                     1.22
                                                         ------                   ------                   ------
  Distributions from net investment income                (0.11)                   (0.16)                   (0.22)
                                                         ------                   ------                   ------
       Net increase in net asset value                     1.56                     1.33                     1.00
                                                         ------                   ------                   ------
NET ASSET VALUE -- END OF PERIOD                         $11.56                   $11.33                   $11.00
                                                         ======                   ======                   ======
Total return*                                             16.74%                   14.97%                   12.33%

Ratios and supplemental data:
  Net assets, end of period (000's)                      $4,347                   $1,924                   $1,814
  Ratio of expense to average net assets*                  0.50%                    0.50%                    0.50%
  Ratio of net investment income to average net
     assets *                                              1.83%                    2.79%                    3.60%
  Portfolio Turnover*                                     55.92%                  104.85%                  165.15%

 * Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

(1) For the period January 20, 1998 (commencement of operations) through December 31, 1998.

INFORMATION FROM NATIONWIDE

Please read this Prospectus before investing. The following documents -- which may be obtained free of charge -- contain additional information about the
Portfolios:

- Statement of Additional Information (SAI) (incorporated by reference into this Prospectus)

- Annual Report

- Semi-Annual Report

FOR ADDITIONAL INFORMATION CONTACT:

Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, Ohio 43215

FOR INFORMATION AND ASSISTANCE:

1-800-848-6331 (toll free, 8 a.m. - 5 p.m. Eastern Time)

INFORMATION FROM THE SECURITIES AND EXCHANGE COMMISSION

Copies of Portfolio documents may be obtained from the Securities and Exchange Commission as follows:

IN PERSON:

Public Reference Room in Washington, D.C. (for their hours of operation, call 1-800-SEC-0330)

BY MAIL:

Securities and Exchange Commission Public Reference Section Washington, D.C. 20549-6009

(The Securities and Exchange Commission charges a fee to copy any documents.)

VIA THE INTERNET:

http://www.sec.gov

THE TRUST'S INVESTMENT COMPANY ACT FILE NO. 811-3213

DC-3088-A

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1999

                        NATIONWIDE ASSET ALLOCATION TRUST

                            THE AGGRESSIVE PORTFOLIO
                       THE MODERATELY AGGRESSIVE PORTFOLIO
                             THE MODERATE PORTFOLIO
                      THE MODERATELY CONSERVATIVE PORTFOLIO
                           THE CONSERVATIVE PORTFOLIO

--------------------------------------------------------------------------------


This Statement of Additional Information is not a prospectus but the Statement of Additional Information is incorporated by reference into the Prospectus. It contains information in addition to and more detailed than that set forth in the Prospectus for the Portfolios dated May 1, 1999 and should be read in conjunction with that Prospectus. The Prospectus may be obtained from Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215, or by calling (614) 249-5134.


Terms not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectus.
--------------------------------------------------------------------------------


TABLE OF CONTENTS

General Information and History                                      2
Investment Objectives and Policies                                   2
Investment Restrictions                                              38
Major Shareholders                                                   40
Trustees and Officers of the Trust                                   41

Calculating Total Return                                             43

Investment Advisory and Other Services                               44
Brokerage Allocations                                                45
Purchases, Redemptions and Pricing of Shares                         46
Additional Information

Financial Statements                                                 49

GENERAL INFORMATION AND HISTORY


Nationwide Asset Allocation Trust is an open-end investment company organized under the laws of Ohio, by a Declaration of Trust, dated September 9, 1997. The Trust offers shares in five separate mutual funds, each with its own investment objectives.


INVESTMENT OBJECTIVES AND POLICIES

UNDERLYING MUTUAL FUNDS

The Prospectus discusses the investment objectives and strategies of the Portfolios and explains the types of underlying mutual funds the ("Underlying Funds") that each Portfolio may invest in. The following is a list of the mutual funds that are part of the Nationwide group of funds (the "Nationwide funds") that the Portfolios may currently invest in. This list may be updated from time to time. Nationwide Advisory Services, Inc. ("NAS") is the investment adviser for all of the Nationwide funds. As described below, NAS has employed subadvisers to serve as investment advisers to some of the Nationwide funds.

NATIONWIDE SMALL COMPANY FUND. The Nationwide Small Company Fund is an aggressive growth fund that seeks long-term growth of capital by investing primarily in equity securities of small capitalization companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000(R) Small Stock Index.(1) Market capitalization is a common way to measure the size of a company based on the price of its common stock. The company's size is the number of outstanding shares of common stock multiplied by the price of the stock. The balance of the Fund's assets may be invested in equity securities of companies whose market capitalizations exceed that of small companies. The Fund may also invest in foreign securities.

NAS has chosen The Dreyfus Corporation, Lazard Asset Management, Neuberger Berman, LLC, Strong Capital Management, Inc. and Warburg Pincus Asset Management, Inc. to each manage a portion of the Fund's investment portfolio. NAS selected these subadvisers because each approaches investing in small cap securities in different ways, and NAS believes that diversification among securities and styles will increase the potential for investment return and potentially reduce risk and volatility.

NATIONWIDE GROWTH FUND. The Nationwide Growth Fund is a growth fund that seeks long-term capital appreciation. To achieve its objectives, the Fund invests in common stocks of large capitalization companies. Under normal market conditions, the Fund invests at least 65% of its total assets in common stock and convertible securities.

----------------------

(1) The Russel 2000 Small Stock Index is a registered service mark of the Frank Russell Company, which does not sponsor and is not affiliated with the Fund or the Trust.

NATIONWIDE FUND. The Nationwide Fund is a growth and income fund that seeks total return through a flexible combination of current income and capital appreciation. To achieve its objective, the Fund invests primarily in the common stock and convertible securities of companies with consistent earnings performance. The Fund generally intends to be fully invested in these securities.

NATIONWIDE SEPARATE ACCOUNT TRUST TOTAL RETURN FUND. The Nationwide Separate Account Trust Total Return Fund is a growth and income fund. The investment objective of this Fund is to obtain reasonable, long-term total return on invested capital. The Fund seeks total return through a flexible combination of current income and capital appreciation. To achieve its objective, the Fund invests primarily in the common stock and convertible securities of companies with consistent earnings performance and generally intends to be fully invested in these securities. The Fund generally looks for companies whose earnings are expected to consistently grow faster than other companies in the market. It will typically hold the securities of no more than 70 companies at any time.

NATIONWIDE SEPARATE ACCOUNT TRUST CAPITAL APPRECIATION FUND. This is a growth fund that is designed for investors who are interested in long-term growth. The Fund focuses on investments that the Fund believes will increase in value over the long run--typically three to ten years--and not short-term gain. To achieve its objective, the Fund primarily invests in the common stock of large capitalization companies. Under normal market conditions, the Fund invests at least 65% of its total assets in common stock and convertible securities of companies and generally intends to be fully invested in these securities. The Fund looks for companies whose earnings are expected to consistently grow faster than other companies in the market. It will typically hold the securities of no more than 70 companies at any time.


NATIONWIDE INCOME FUND. The Nationwide Income Fund is a bond fund that seeks to provide as high a level of income as is consistent with reasonable concern for safety of principal. The Fund invests at least 65% of its assets, under normal market conditions, in investment grade corporate bonds (rated in the four highest categories by a nationally recognized statistical rating organization ("NRSRO")) and U.S. Government securities. The Fund also invests in mortgage-backed securities and repurchase agreements. NAS has chosen NCM Capital Management Group, Inc. and Smith Graham & Co. Asset Managers, L.P. each to manage a portion of the Fund. These subadvisers have been chosen because they approach investing in debt obligations in different ways, and NAS believes that diversification among securities and styles will increase the potential for investment return and reduce risk and volatility.


NATIONWIDE BOND FUND. The Nationwide Bond Fund is a bond fund that seeks to generate as high a level of income as is consistent with capital preservation. To achieve its goal, the Fund seeks attractive risk-adjusted total return, with an emphasis on current income. It invests primarily in investment grade debt securities, focusing largely on corporate bonds and U.S. Government securities.

NATIONWIDE BALANCED FUND. The Nationwide Balanced Fund is a growth and income fund whose primary investment objective is to obtain above average income (compared to a portfolio entirely invested in equity securities). The Fund's secondary investment objective is to take advantage of opportunities for growth of capital and income. NAS has selected Salomon Brothers Asset Management Inc as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Fund varies its allocations between equity and fixed income securities depending on the subadviser's view of economic and market conditions, fiscal and monetary policy and security values. However, under normal market conditions, at least 40% of the Fund's total assets are invested in equity securities and at least 25% of the Fund's total assets are invested in fixed income senior securities. The Fund may also invest in mortgage- and asset-backed securities. The Fund's investments in fixed-income securities are primarily investment grade, rated in the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), but the Fund may invest up to 20% of its assets in nonconvertible fixed income securities rated below investment grade or in unrated securities of equivalent quality. Securities rated below investment grade are commonly referred to as "junk bonds."

NATIONWIDE EQUITY INCOME FUND. The Nationwide Equity Income Fund is a growth and income fund whose investment objective is above average income and capital appreciation. NAS has selected Federated Investment Counseling as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund pursues its investment objective by investing primarily in income producing U.S. and foreign equity securities and securities that are convertible into common stock. Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, the subadviser limits the Fund's exposure to each sector that comprises the S&P 500 Index. The S&P 500 Index, published by Standard & Poor's Corporation, is an index consisting of approximately 500 widely-held stocks of large U.S. companies. In seeking to manage sector risk, the Fund's allocation to a sector will be no more than 120% and no less than 80% of the S&P 500 Index's allocation to that sector.

NATIONWIDE GLOBAL EQUITY FUND. The Nationwide Global Equity Fund is an aggressive growth fund that seeks to provide a high total return from a globally diversified portfolio of equity securities. NAS has selected J.P. Morgan Investment Management Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund invests in equity securities primarily from developed countries. Normally the Fund's investments will be from issuers in at least five different countries and will usually include the United States. Under normal conditions, the Fund will invest at least 65% of its assets in equity securities. The subadviser uses a disciplined process to seek to enhance the Fund's returns and reduce its volatility relative to the Morgan Stanley Capital International World Index (MSCI World Index), the Fund's benchmark. The Fund will use derivatives for hedging and for risk management (i.e. to establish or adjust exposure to particular securities, markets or currencies). Although the Fund may use derivatives that incidentally involve leverage, it does not use them for the specific purpose of leveraging its portfolio.


NATIONWIDE S&P 500 INDEX FUND. This Fund, which is subadvised by The Dreyfus Corporation, is a growth fund. Its investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks as represented by the Standard and Poor's 500 Composite Stock Price Index ("Index"). The Fund attempts to duplicate the investment results of the Index, which is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. Under normal conditions, the Fund will be 80% invested in stocks that comprise that Index.

NATIONWIDE SELECT ADVISERS MID CAP FUND. The Nationwide Select Advisers Mid Cap Fund is a growth fund that seeks capital appreciation. The Fund will invest at least 65% of its total assets in equity securities of companies with market capitalizations between $500 million and $7 billion; however the average market capitalizations may fluctuate over time. In addition, if these companies continue to satisfy other investment policies, the Fund may continue to hold the securities of these companies even if their market capitalizations grow above $7 billion. The Fund may also invest in special situation companies. NAS has chosen First Pacific Advisors, Inc., Pilgrim Baxter & Associates, Ltd. and Rice, Hall, James & Associates each to manage a portion of the Fund. Each of them has been chosen because they approach investing in mid cap securities in different ways. NAS believes that diversification among securities and styles will increase the potential for investment return and reduce risk and volatility.

NATIONWIDE SMALL CAP VALUE FUND. The Nationwide Small Cap Value Fund is an aggressive growth fund that seeks capital appreciation through a diversified portfolio of equity securities of companies with a median market capitalization of approximately $1 billion. NAS has selected The Dreyfus Corporation as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund intends to pursue its investment objective by investing, under normal market conditions, at least 75% of the Fund's total assets in equity securities of companies whose equity market capitalizations at the time of investment are similar to the market capitalizations of companies in the Russell 2000(R), known as small cap companies. The Russell 2000, published by the Frank Russell Company, is an index consisting of approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies. Currently the market capitalizations of companies in the Russell 2000 range from approximately $222 million to $1.4 billion. The Fund may invest up to 20% of its total assets in equity securities of foreign companies. The Fund will invest in stocks of U.S. and foreign companies which the subadviser considers to be "value" companies. The subadviser generally believes that such companies have relatively low price to book ratios, low price to earnings ratios or higher than average dividend payments in relation to price.


NATIONWIDE SELECT ADVISERS SMALL CAP GROWTH FUND. The Nationwide Select Advisers Small Cap Growth Fund is an aggressive growth fund that seeks capital growth. The Fund seeks to achieve its investment objective from a broadly diversified portfolio of equity securities issued by U.S. and foreign companies with market capitalizations in the range of companies represented by the Russell 2000, known as small cap companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in the equity securities of small cap companies. The balance of the Fund's assets may be invested in equity securities of larger cap companies. Equity securities include preferred stocks, securities convertible into common stock and warrants for the purchase of common stock.

NAS has selected Franklin Advisers, Inc., Miller Anderson & Sherrerd, LLP and Neuberger Berman, LLC each to manage a portion of the Fund's investment portfolio. NAS chose these subadvisers because each approaches investing in small cap growth securities in different ways, and NAS believes that diversification among securities and styles will increase the potential for investment return and potentially reduce risk and volatility.


NATIONWIDE STRATEGIC GROWTH FUND. The Nationwide Strategic Growth Fund is a growth fund that seeks capital growth. NAS has selected Strong Capital Management, Inc. as a subadviser to manage the Fund's portfolio on a day-to-day basis. The Fund focuses on common stocks of U.S. and foreign companies that the subadviser believes are reasonably priced and have above-average growth potential. The Fund's portfolio can include stocks of companies of any size. The subadviser's buy/sell strategy is not limited by the turnover rate of the Fund's portfolio. The subadviser may participate in frequent portfolio transactions, which will lead to higher transaction costs.

NATIONWIDE STRATEGIC VALUE FUND. The Nationwide Strategic Value Fund is a growth and income fund that primarily seeks long-term capital appreciation. NAS has selected Schafer Capital Management, Inc. as subadviser to manage the Fund's portfolio on a day-to-day basis through a subcontract with Strong Capital Management, Inc. The Fund invests primarily in common stocks of medium and large-size companies. The subadviser selects stocks of companies that have above-average growth potential, but also are inexpensive relative to market averages. The Fund invests approximately equal amounts of its assets in each stock in the portfolio at the time of purchase, and generally invests all of its assets in U.S. and foreign common stock and convertible securities.

PRESTIGE LARGE CAP VALUE FUND. This Fund, which is a growth and income fund, is subadvised by Brinson Partners, Inc. The Fund seeks to maximize total return, consisting of both capital appreciation and current income. It seeks to achieve its investment objective by investing in U.S. equity securities that are currently undervalued as determined by its subadviser. Under normal market conditions, substantially all, but in no event less than 65% of the Fund's total assets will be invested in equity securities of large capitalization U.S. companies, including foreign companies whose securities are traded in the United States and who comply with U.S. accounting standards. A large capitalization company is a company with a market capitalization and industry characteristics that are similar to companies in the Russell 1000 Value Index.(2) The Russell 1000 Value Index contains companies which are among the 1000 largest U.S. companies and which have greater than average value orientation.

PRESTIGE LARGE CAP GROWTH FUND. This Fund, which is a growth fund, is subadvised by Goldman Sachs Asset Management. The Fund's investment objective is long-term capital appreciation. It seeks to achieve its investment objective by investing in equity securities of large capitalization U.S. companies that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary objective. The Fund usually is fully invested with 90% of its total assets invested in equity securities of large capitalization U.S. companies, including foreign companies whose securities are traded in the United States (including American Depository Receipts and Global Depository Receipts). A large capitalization company is a company with a market capitalization and industry characteristics that are similar to companies in the Russell 1000 Growth Index. The Russell 1000 Growth Index contains companies which are among the 1000 largest U.S. companies and which have greater than average growth orientation.

PRESTIGE BALANCED FUND. This Fund, which is a growth and income fund, is subadvised by J.P. Morgan Investment Management Inc. The Fund's investment objective is to provide a high total return form a diversified portfolio of equity and fixed income securities. It seeks to provide a total return that approaches the total return of the universe of equity securities of large and medium sized companies and that exceeds the return of typical of a portfolio of fixed income securities.

PRESTIGE INTERNATIONAL FUND. This Fund, which is an aggressive growth fund, is subadvised by

--------------------------
(2) The Russell 1000 Value Index, Russell 1000 Growth Index are registered service marks of The Frank Russell Company which does not sponsor and is in no way affiliated with the Large Cap Value Fund or Large Cap Growth Fund.

Lazard Asset Management. The Fund's investment objective is capital appreciation. It seeks to achieve its investment objective by investing in equity securities of non-U.S. companies that, in the opinion of its subadviser, are inexpensively priced relative to the return on total capital or equity. The subadviser currently intends to invest the Fund's assets in companies based in Continental Europe, the United Kingdom, the Pacific Basin and in such other areas that the subadviser may determine. Under normal market conditions, the Fund will invest at least 80% of its total assets in the equity securities of companies within at least three different companies (not including the U.S.).

PRESTIGE SMALL CAP FUND. This Fund, which is an aggressive growth fund, is subadvised by INVESCO Management & Research, Inc. The Fund's investment objective is long-term capital appreciation. It seeks to achieve its investment objective from a broadly diversified portfolio of equity securities issued by U.S. companies that have small market capitalizations. Under normal market conditions, not less than 65% of the Fund's total assets will be invested in equity securities of companies whose equity market capitalizations at the time of investment do not exceed 110% of the largest company in the Russell 2000 Small Stock Index. The Russell 2000 Small Stock Index contains approximately 2000 companies with small market capitalizations relative to the market capitalizations of other U.S. companies.

INVESTMENT POLICIES AND STRATEGIES OF THE UNDERLYING FUNDS

The following discusses the types of securities and other instruments in which the Underlying Funds may invest (and certain short-term investments in which the Portfolios may invest directly), the investment policies and strategies that the Underlying Funds may utilize and certain risks associated with these investments, policies and strategies. In addition, the Underlying Funds may invest in other investments and use other policies and strategies not described here.

SMALL COMPANY AND EMERGING GROWTH STOCKS - Investing in securities of small-sized and emerging growth companies may involve greater risks than investing in larger, more established issuers since these securities may have limited marketability and thus may be more volatile than securities of larger, more established companies or the market averages in general. Because small-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for an Underlying Fund to buy or sell significant numbers of such shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small-sized companies are typically subject to wider variations in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small-sized companies than for larger, more established ones.

SPECIAL SITUATION COMPANIES. Some of the Underlying Funds may invest in the securities of "special situation companies," which include companies involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock.

If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in an underlying Fund that invests a significant portion of its assets in these securities may involve a greater degree of risks than a investment in other mutual funds that seek long-term growth of capital by investing in better known, large companies. If the investment adviser of an Underlying Fund analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Underlying Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Underlying Fund makes its investment will be consummated under the terms and within the time period contemplated.


FOREIGN SECURITIES. Investors in the Portfolios should recognize that an investment by the Underlying Funds in foreign securities involves certain special considerations which are not typically associated with investing in United States securities. Because investments in foreign companies will frequently involve currencies of foreign countries, and because the Underlying Funds may hold securities and funds in foreign currencies, the Portfolios may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and the securities of some foreign companies are less liquid and more volatile than the securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times the volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Underlying Funds endeavor to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities such as those purchased by the Underlying Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees which could reduce the yield on such securities.


Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.


From time to time the Underlying Funds may invest in companies that are in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country that is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. Certain countries in the Asia region, including Cambodia, China, Laos, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.

The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Underlying Funds. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect an Underlying Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, an Underlying Fund's ability to participate fully in such price increases may be limited by its investment policy of investing not more than 15% of its total net assets in illiquid securities. Conversely, an Underlying Fund's inability to dispose fully and promptly of positions in declining markets will cause an Underlying Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.

Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of an Underlying Fund's investments in those countries and the availability to the Underlying Fund of additional investments in those countries.

Economies of developing countries may differ favorably or unfavorably from the United States economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. As export-driven economies, the economies of countries in the Asia Region are affected by developments in the economies of their principal trading partners. Hong Kong, Japan and Taiwan have limited natural resources, resulting in dependence on foreign sources for certain raw materials and economic vulnerability to global fluctuations of price and supply.

Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.

Trading in futures contracts traded on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.

DEPOSITARY RECEIPTS. Some of the Underlying Funds may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while EDRs (also referred to as Continental Depositary Receipts ("CDRs"), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. Bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement.

An Underlying Fund may invest in depositary receipts through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

PREFERRED STOCK. A number of the Underlying Funds may invest in preferred stocks. Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the company's board of directors, but do not participate in other amounts available for distribution by the company issuing the preferred stock. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree or protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities have general characteristics similar to both debt obligations and equity securities. Although to a lesser extent than with debt obligations generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock and therefore will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extend the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Underlying

Fund is called for redemption, the Underlying Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically are rated below investment grade or are not rated.

Some Underlying Funds may also invest in zero coupon convertible securities. Zero coupon convertible securities are debt securities which are issued at a discount to their fact amount and do not entitle the holder to any periodic payments of interest prior to maturity. Rather, interest earned on zero coupon convertible securities accretes at a stated yield until the security reaches its face amount at maturity. Zero coupon convertible securities are convertible into a specific number of shares of the issuer's common stock. In addition, zero coupon convertible securities usually have put features that provide the holder with the opportunity to sell the bonds back to the issuer at a stated price before maturity. Generally, the prices of zero coupon convertible securities may be more sensitive to market interest rate fluctuations then conventional convertible securities. Federal income tax law requires the holder of a zero coupon convertible security to recognize income from the security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability of federal income taxes, an Underlying Fund will be required to distribute income accrued from zero coupon convertible securities which it owns, and may have to sell portfolio securities (perhaps at disadvantageous times) in order to generate cash to satisfy these distribution requirements.

REAL ESTATE SECURITIES - Although the Underlying Funds will not invest in real estate directly, an Underlying Fund may invest in equity securities of real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments and, as a result, an Underlying Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.


REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of internal Revenue Code, as amended (the "Code").

EURODOLLAR AND YANKEE OBLIGATIONS. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issuers.

DEBT OBLIGATIONS. In addition to equity securities, the Underlying Funds may be permitted to invest in debt obligations. These include money market instruments, U.S. Government or Agency securities, and corporate bonds and debentures which generally have received one of the four highest ratings from a nationally recognized statistical rating organization ("NRSRO"), or if not rated by any NRSRO, are deemed comparable by a fund's investment adviser to such rated securities ("Comparable Unrated Securities"). The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. The ratings assigned by the NRSROs are described in Appendix A to this Statement of Additional Information.

Fixed income securities are subject to the risk of an issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Subsequent to its purchase by an Underlying Fund, an issue of securities may cease to be rated or its rating may be reduced, so that the securities may no longer be eligible for purchase by the Underlying Fund. In such a case, the Underlying Fund's investment adviser will evaluate whether the downgraded security should be disposed of.

RATINGS AS INVESTMENT CRITERIA. High-quality and investment grade debt obligations are characterized as such based on their ratings by nationally recognized statistical rating organizations ("NRSROs"). In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings are used by Underlying Funds as initial criteria for the selection of portfolio securities, but the Underlying Funds will also rely upon the independent advice of their respective advisers to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. The Appendix to this Statement of Additional Information contains further information about the rating categories of NRSROs and their significance.

Subsequent to its purchase by a Fund or Underlying Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by an Underlying Fund. In addition, it is possible that an NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events generally will require sale of such securities, but the Underlying Fund's investment adviser will consider such events in its determination of whether the Underlying Fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, an Underlying Fund will attempt to use comparable rations as standards for its investments in accordance with its investment objective and policies.

U.S. GOVERNMENT SECURITIES. The Underlying Funds may be permitted to purchase U.S. government securities. U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include, but are not limited to, obligations of the following:

- the Federal Housing Administration, Farmers Home Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;

- the Federal Home Loan Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;

- the Federal National Mortgage Association ("FNMA"), whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and

- the Federal Home Loan Mortgage Corporation ("Freddie Mac"), and the Student Loan Marketing Association, whose securities are supported only by the credit of such agencies.

Although the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.

MONEY MARKET INSTRUMENTS. Both the Portfolios and the Underlying Funds may invest in certain types of money market instruments, including the following types of instruments:


- obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies, or instrumentalities, or any federally chartered corporation with remaining maturities of 397 days or less;

-        repurchase agreements;

- certificates of deposit, time deposits and bankers? acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions


- commercial paper (including asset-backed commercial paper) which are short-term unsecured promissory notes issued by corporations in order to finance their current operations. Generally the commercial paper will be rated within the top two rating categories by an NRSRO, or if not rated, is issued and guaranteed as to payment of principal and interest by companies which at the date of investment have a high quality outstanding debt issue;

- high quality short-term (maturity in 397 days or less) corporate obligations. These obligations will be rated within the top 2 rating categories by an NRSRO or if not rated, of comparable quality;


- bank loan participation agreements representing corporations and banks having a high quality short-term rating, at the date of investment, and under which the Portfolio or Underlying Fund will look to the creditworthiness of the lender bank, which is obligated to make payments of principal and interest on the loan, as well as to creditworthiness of the borrower.

Some of the Underlying Funds may invest in the securities of foreign corporate issuers and in the securities of foreign branches of U.S. banks, such as negotiable certificates of deposit (Eurodollars) in U.S. dollar denominations. Because of this, investment in such a Portfolio or Underlying Fund involves risks that are different in some respects from an investment in a fund which invests only in debt obligations of U.S. domestic issuers. Such risks may include future political and economic developments, the possible imposition of foreign withholding taxes on interest income payable on the securities held in the portfolio, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on securities in the portfolio.

REPURCHASE AGREEMENTS. In connection with entering into a repurchase agreement by a Portfolio or an Underlying Fund, the Portfolio's or Underlying Fund's custodian will have custody of, and will hold in a segregated account, securities acquired by the Portfolio or Underlying Fund under a repurchase agreement. Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date. Repurchase agreements are considered by the staff of the Securities and Exchange Commission (the "SEC") to be loans by the fund. Repurchase agreements may be entered into with respect to securities of the type in which it may invest or government securities regardless of their remaining maturities. A Portfolio will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible delays or restrictions upon the Portfolio or Underlying Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio or Underlying Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those right and the risk of losing all or part of the income from the repurchase agreement.

MORTGAGE DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS. An Underlying Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions discussed below. In a reverse repurchase agreement, an Underlying Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. An Underlying Fund generally retains the right to interest and principal payments on the security. Because an Underlying Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing (see "Borrowing"). When required by guidelines of the SEC, an Underlying Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security. At the time an Underlying Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with an approved custodian containing liquid securities having a value not less than the repurchase price (including accrued interest). The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). An Underlying Fund's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Underlying Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Underlying Fund's obligation to repurchase the securities, and the Underlying Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such determination. Reverse repurchase agreements are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act").

An Underlying Fund may also enter into mortgage dollar rolls, in which an Underlying Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While an Underlying Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. An Underlying Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. When an Underlying Fund enters into a mortgage dollar roll, it will set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by an Underlying Fund. (See "Borrowing".)

The mortgage dollar rolls and reverse repurchase agreements entered into by the Underlying Funds may be used as arbitrage transactions in which an Underlying Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since an Underlying Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Adviser or a Subadviser believes that such arbitrage transactions do not present the risks to the Underlying Funds that are associated with other types of leverage.

MORTGAGE AND ASSET-BACKED SECURITIES. Some of the Underlying Funds may purchase mortgage-backed securities and asset-backed securities. Mortgage-backed securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property, and include single-and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. Government agencies or instrumentalities or by private issuers, generally originators in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement. These credit enhancements may include letters of credit, reserve funds, overcollateralization, or guarantees by third parties.


         Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit enhancement falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

         The ratings of mortgage-backed securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

         Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.


Private lenders or government-related entities may also create mortgage loan pools offering mortgage-backed securities where the mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than was previously customary. As new types of mortgage-backed securities are developed and offered to investors, an Underlying Fund, consistent with its investment objective and policies, may consider making investments in such new types of securities. The market for privately issued mortgage and asset-backed securities is smaller and less liquid than the market for government sponsored mortgaged-backed securities.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. However, the underlying assets are not first-lien mortgage loans or interest therein, rather they include assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property and receivables from credit card and other revolving credit arrangements. Payments or distributions of principal and interest on asset-backed securities may be supported by non-governmental credit enhancements similar to those utilized in connection with mortgage-backed securities.

The yield characteristics of mortgage and asset-backed securities differ from those of traditional debt obligations. Among the principal differences are that interest and principal payments are made more frequently on mortgage and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if an Underlying Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is lower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if an Underlying Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Accelerated prepayments on securities purchased by the Underlying Fund at a premium also pose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full.


         Unlike fixed rate mortgage-backed securities, adjustable rate mortgage-backed securities are collateralized by or represent interest in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or "cap rates") for a particular mortgage. In this event, the value of the adjustable rate mortgage-backed securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage-backed securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgage is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgage securities which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgage securities, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.


There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities issued by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-related securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation ("FHLMC") include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCS"). The FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When the FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES CMO's are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mae Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the Context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

An Underlying Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, was with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.


STRIPPED MORTGAGE-BACKED SECURITIES. Some of the Underlying Funds may invest in stripped mortgage-backed securities. Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on an underlying pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest

(the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on an Underlying Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, an Underlying Fund may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, certain of these securities may be deemed "illiquid" and subject to an Underlying Fund's limitations on investment in illiquid securities.

The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases the market value may be extremely volatile.


LOWER QUALITY (HIGH-RISK) SECURITIES. Some of the Underlying Funds have the authority to invest a limited portion of their assets in non-investment grade debt securities. Non-investment grade debt securities (hereinafter referred to as "lower-quality securities") include (i) bonds rated as low as C by Moody's, Standard & Poor's, or Fitch, or CCC by D&P; (ii) commercial paper rated as low as C by Standard & Poor's, Not Prime by Moody's or Fitch 4 by Fitch; and (iii) unrated debt securities of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below.


EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors.

Further, if the issuer of a lower-quality or comparable unrated security defaulted, an Underlying Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Underlying Fund's net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and, accordingly, so will the Underlying Fund's net asst value. If the Underlying Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Underlying Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Underlying Fund's asset base over which expenses could be allocated and could result in a reduced rate of return for the Underlying Fund.

PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call or prepayment provisions which permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities at a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Underlying Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Underlying Fund.

CREDIT RATINGS. Credit ratings issued by credit-rating agencies evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated securities will be more dependent on an investment adviser's credit analysis than would be the case with investments in investment-grade debt securities. An Underlying Fund's investment adviser will employ its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. When investing in lower-quality securities, an investment adviser will continually monitor the investments in an Underlying Fund's portfolio and carefully evaluate whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.

LIQUIDITY AND VALUATION. An Underlying Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities and therefore such securities may be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, an Underlying Fund's asset value and ability to dispose of particular securities, when necessary to meet an Underlying Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Underlying Fund to obtain accurate market quotations for purposes of valuing the Underlying Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

WARRANTS. Some of the Underlying Funds may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance), on a specified date, during a specified period, or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES. Some of the Underlying Funds may from time to time sell securities short. A short sale is a transaction in which the Underlying Fund sells securities that it does not own (but has borrowed) in anticipation of a decline in the market price of the securities.

When an Underlying Fund makes a short sale, the proceeds it receives from the sale are retained by a broker under the Underlying Fund replaces the borrowed securities. to deliver the securities to the buyer, the Underlying Fund must arrange through a broker to borrow the securities and, in so doing, the Underlying Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be. The Underlying Fund may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

An Underlying Fund's obligation to replace the securities borrowed in connection with a short sale will be secured by collateral deposited with the broker that consists of cash or U.S. government securities. In addition, the Underlying Fund will place in a segregated account with its custodian an amount of cash or U.S. government securities equal to the difference, if any, between (a) the market value of the securities sold at the time they were sold short and (b) any cash or U.S. government securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Underlying Fund will maintain the segregated account daily at a level so that the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) (a) will equal the current market value of the securities sold short and (b) will not be less than the market value of the securities at the time they were sold short.

Some of the Underlying Funds may engage in short sales only if at the time of the short sale the fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box."

RESTRICTED, NON-PUBLICLY TRADED AND ILLIQUID SECURITIES. Each Portfolio or Underlying Fund may not invest more than 15% of its net assets, in the aggregate, in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits maturing in more than seven days and securities that are illiquid because of the absence of a readily available market or legal or contractual restrictions on resale. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities, and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. It is anticipated that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and use of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

The Underlying Funds may also sell over-the-counter ("OTC") options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written by the fund. The assets used as cover for OTC options written by an Underlying Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

WHEN-ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS. Some of the Underlying Funds may invest without limitation in securities purchased on a "when-issued" basis or purchase or sell securities for delayed delivery (i.e., payment or delivery occurs beyond the normal settlement date at a stated price and yield). When-issued transactions normally settle within 45 days. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers.


When an Underlying Fund agrees to purchase when-issued or delayed-delivery securities to the extent required by the SEC, its custodian will set aside cash, U.S. government securities or other liquid high-grade debt obligations equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Underlying Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of such fund's commitment. It may be expected that the Underlying Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. When the Underlying Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in a fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.


LENDING PORTFOLIO SECURITIES. Some of the Underlying Funds may lend its portfolio securities to brokers, dealers and other financial institutions, provided it receives cash collateral which at all times is maintained in an amount equal to at least 100% of the current market value of the securities loaned. By lending its portfolio securities, an Underlying Fund can increase its income through the investment of the cash collateral. For the purposes of this policy, the Underlying Fund considers collateral consisting of cash, U.S. Government securities or letters of credit issued by banks whose securities meet the standards for investment by the Underlying Fund to be the equivalent of cash.

From time to time, the Underlying Fund may return to the borrower or a third party which is unaffiliated with it, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

The SEC currently requires that the following conditions must be met whenever portfolio securities are loaned: (1) the fund must receive at least 100% cash collateral of the type discussed in the preceding paragraph from the borrower;
(2) the borrower must increase such collateral whenever the market value of the securities loaned rises above the level of such collateral; (3) the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions payable on the loaned securities, and any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) while any voting rights on the loaned securities may pass to the borrower, the fund?s board of directors or trustees must be able to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. These conditions may be subject to future modification. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Underlying Fund's ability to recover the loaned securities or dispose of the collateral for the loan.

BORROWING. Some of the Underlying Funds may borrow money from banks, limited by any investment restrictions of such fund, and may engage in reverse repurchase agreements which may be considered a form of borrowing. Some of the borrowings by an Underlying Fund may be on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender.


SECURITIES OF INVESTMENT COMPANIES. Up to 100% of a Portfolio's assets will be invested in the securities of other investment companies. As permitted by the 1940 Act, an Underlying Fund may be permitted to invest up to 10% of its total assets, calculated at the time of investment, in the securities of other open-end or closed-end investment companies. No more than 5% of an Underlying Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. Such Underlying Fund will indirectly bear its proportionate share of any management fees paid by an investment company in which it invests in addition to the advisory fee paid by the Underlying Fund. Some of the countries in which an Underlying Fund may invest may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or government-authorized investment vehicles, which may include other investment companies.


BANK OBLIGATIONS. Bank obligations that may be purchased by an Underlying Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

FLOATING AND VARIABLE RATE INSTRUMENTS. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, or at specified intervals. Certain of the floating or variable rate obligations that may be purchased by the Underlying Funds may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity.

Some of the demand instruments purchased by an Underlying Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Underlying Fund will nonetheless treat the instrument as "readily marketable" for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as "not readily marketable" and therefore illiquid.


Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and to provide for periodic adjustments in the interest rate. An Underlying Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it is otherwise allowed to purchase. An Underlying Fund's investment adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.


An Underlying Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Underlying Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than an Underlying Fund's custodian subject to a subcustodian agreement approved by the Underlying Fund between that bank and the Underlying Fund's custodian.

DERIVATIVE INSTRUMENTS. As discussed in its Prospectus, a number of the Underlying Funds may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts and swap agreements to hedge the Underlying Fund's portfolio or for risk management.

The use of these instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission

("CFTC") and various state regulatory authorities. In addition, an Underlying Fund's ability to use these instruments will be limited by tax considerations.

SPECIAL RISKS OF DERIVATIVE INSTRUMENTS. The use of derivative instruments involves special considerations and risks as described below. Risks pertaining to particular instruments are described in the sections that follow.

         (1) Successful use of most of these instruments depends upon an investment adviser's ability to predict movements of the overall securities and currency markets, which requires different skills than predicting changes in the prices of individual securities. While an investment adviser is experienced in the use of these instruments, there can be no assurance that any particular strategy adopted will succeed.

         (2) There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of an instrument used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the investments being hedged.

         (3) Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if an Underlying Fund entered into a short hedge because its investment adviser projected a decline in the price of a security in the Underlying Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the instrument. Moreover, if the price of the instrument declined by more than the increase in the price of the security, the Underlying Fund could suffer a loss.

         (4) As described below, an Underlying Fund might be required to maintain assets as "cover," maintain segregated accounts, or make margin payments when it takes positions in these instruments involving obligations to third parties (i.e., instruments other than purchased options). If an Underlying Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair an Underlying Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Underlying Fund sell a portfolio security at a disadvantageous time. An Underlying Fund's ability to close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counter party") to enter into a transaction closing out the position. Therefore, there is no assurance that any hedging position can be closed out at a time and price that is favorable to the Underlying Fund.

OPTIONS. An Underlying Fund may purchase or write put and call options on securities, indices, and foreign currency, and enter into closing transactions with respect to such options to terminate an existing position. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed upon exercise (or "strike") price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. Option contracts may be written with terms which would permit the holder of the option to purchase or sell the underlying security only upon the expiration date of the option. The initial purchase or sale of an option contract is an "opening transaction." In order to close out an option position, an Underlying Fund may enter into a "closing transaction," the sale or purchase, as the case may be, of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing put or call options can enable an Underlying Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised, and the Underlying Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by an Underlying Fund would be considered illiquid to the extent described under "Restricted and Illiquid Securities" above. Writing put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised, and the Underlying Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions. Options that expire unexercised have no value. Options used by an Underlying Fund may include European-style options, which are only exercisable at expiration. This is in contrast to American-style options which are exercisable at any time prior to the expiration date of the option.

An Underlying Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, an Underlying Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, an Underlying Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Underlying Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

An Underlying Fund may purchase or write both OTC options and options traded on foreign and U.S. exchanges. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. OTC options are contracts between the Underlying Fund and the counter party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when an Underlying Fund purchases or writes an OTC option, it relies on the counter party to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter party to do so would result in the loss of any premium paid by the Underlying Fund as well as the loss of any expected benefit of the transaction.

An Underlying Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Closing transactions can be made for OTC options only by negotiating directly with the counter party, or by a transaction in the secondary market if any such market exists. Although an Underlying Fund will generally enter into OTC options only with counter parties that are expected to be capable of entering into closing transactions with the Underlying Fund, there is no assurance that the Underlying Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counter party, an Underlying Fund might be unable to close out an OTC option position at any time prior to its expiration.

If an Underlying Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Underlying Fund could cause material losses because the Underlying Fund would be unable to sell the investment used as a cover for the written option until the option expires or is exercised.

An Underlying Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except that index options may serve as a hedge against overall fluctuations in the securities markets in general. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Price movements in securities in which an Underlying Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of an index and, therefore, an Underlying Fund bears the risk of a loss on an index option that is not completely offset by movements in the price of such securities. Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations acquiring and holding the underlying securities. An Underlying Fund will be required to segregate assets and/or provide an initial margin to cover index options that would require it to pay cash upon exercise.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.

Transactions using options (other than purchased options) expose an Underlying Fund to counter party risk. To the extent required by SEC guidelines, an Underlying Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities, other options, or futures or (2) cash and liquid obligations with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Such Underlying Fund will set aside cash and/or appropriate liquid assets in a segregated custodial account if required to do so by the SEC and CFTC regulations. Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option or futures contract is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of an Underlying Fund's assets to segregated accounts as a cover could impede portfolio management or the Underlying Fund's ability to meet redemption requests or other current obligations.

FUTURES CONTRACTS. Some of the Underlying Funds may enter into futures contracts, including interest rate, index, and currency futures and purchase and write (sell) related options. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. An Underlying Fund's hedging may include purchases of futures as an offset against the effect of expected increases in securities prices or currency exchange rates and sales of futures as an offset against the effect of expected declines in securities prices or currency exchange rates. An Underlying Fund may write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. An Underlying Fund will engage in this strategy only when its investment adviser believes it is more advantageous to the Underlying Fund than is purchasing the futures contract.

To the extent required by regulatory authorities, an Underlying Fund will generally only enter into futures contracts that are traded on U.S. or foreign exchanges or boards of trade approved by the CFTC and are standardized as to maturity date and underlying financial instrument. These transactions may be entered into for "bona fide hedging" purposes as defined in CFTC regulations and other permissible purposes including increasing return and hedging against changes in the value of portfolio securities due to anticipated changes in interest rates, currency values and/or market conditions. The ability of an Underlying Fund to trade in futures contracts may be limited by the requirements of the Code applicable to a regulated investment company.

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) or currency for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified multiplier times the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transactions costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument, the currency, or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract.

Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, an Underlying Fund realizes a gain; if it is more, the Underlying Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Underlying Fund realizes a gain; if it is less, the Underlying Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Underlying Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If an Underlying Fund is not able to enter into an offsetting transaction, the fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by an Underlying Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Underlying Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, U.S. government securities or other liquid obligations, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Underlying Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Underlying Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of an Underlying Fund's obligations to or from a futures broker. When an Underlying Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when an Underlying Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Underlying Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade on which they were entered into (or through a linked exchange). Although an Underlying Fund will only enter into futures transactions only on exchanges or boards of trade where there appears to be an active market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Underlying Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. An Underlying Fund will continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Underlying Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCY-RELATED DERIVATIVE STRATEGIES - SPECIAL CONSIDERATIONS. An Underlying Fund may use options and futures on foreign currencies and forward currency contracts to hedge against movements in the values of the foreign currencies in which the Underlying Fund's securities are denominated. The Underlying Fund may engage in currency exchange transactions to protect against uncertainty in the level of future exchange rates and may also engage in currency transactions to increase income and total return. Such currency hedges can protect against price movements in a security the Underlying Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

An Underlying Fund might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Underlying Fund may hedge against price movements in that currency by entering into transactions using hedging instruments on another foreign currency or a basket of currencies, the values of which the fund's investment adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such hedging instruments, an Underlying Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they reopen.

Settlement of derivative transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, an Underlying Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Underlying Fund will normally purchase OTC options on foreign currency only when its investment adviser believes a liquid secondary market will exist for a particular option at any specific time.

FORWARD CURRENCY CONTRACTS. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

At or before the maturity of a forward contract, an Underlying Fund may either sell a portfolio security and make delivery of the currency, or retain the security and fully or partially offset its contractual obligation to deliver the currency by purchasing a second contract. If an Underlying Fund retains the portfolio security and engages in an offsetting transaction, such fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, an Underlying Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

CURRENCY HEDGING. While the values of forward currency contracts, currency options, currency futures and options on futures may be expected to correlate with exchange rates, they will not reflect other factors that may affect the value of an Underlying Fund's investments. A currency hedge, for example, should protect a Yen-denominated bond against a decline in the Yen, but will not protect the fund against price decline if the issuer's creditworthiness deteriorates. Because the value of the Underlying Fund's investments denominated in foreign currency will change in response to many factors other than exchange rates, a currency hedge may not be entirely successful in mitigating changes in the value of such fund's investments denominated in that currency over time.

A decline in the dollar value of a foreign currency in which an Underlying Fund's securities are denominated will reduce the dollar value of the securities, even if their value in the foreign currency remains constant. The use of currency hedges does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In order to protect against such diminutions in the value of securities it holds, an Underlying Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Underlying Fund will have the right to sell the currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its securities that otherwise would have resulted. Conversely, if a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby potentially increasing the cost of the securities, an Underlying Fund may purchase call options on the particular currency. The purchase of these options could offset, at least partially, the effects of the adverse movements in exchange rates. Although currency hedges limit the risk of loss due to a decline in the value of a hedged currency, at the same time, they also limit any potential gain that might result should the value of the currency increase.

An Underlying Fund's currency hedging will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Underlying Fund generally accruing in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions. Underlying Funds may not generally position hedge to an extent greater than the aggregate market value (at the time of making such sale) of the hedged securities.


FOREIGN COMMERCIAL PAPER. Some of the Underlying Funds may invest in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. An Underlying Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount or principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rate enables the Underlying Fund to hedge or cross-hedge against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. Generally an Underlying Fund will purchase such commercial paper for hedging purposes only, not for speculation. The staff of the SEC is currently considering whether the purchase of this type of commercial paper would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Underlying Fund believes that such investments do not involve the creation of such a senior security, but nevertheless will establish a segregated account with respect to its investments in this type of commercial paper and to maintain in such account cash not available for investment or U.S. Government securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding commercial paper of this type.


ZERO COUPON SECURITIES, STEP-COUPON SECURITIES, PAY-IN-KIND BONDS ("PIK BOND") AND DEFERRED PAYMENT SECURITIES. Zero coupon securities are debt securities that pay n cash income but are sold at substantial discounts from their value at maturity. Step-coupon securities are debt securities that do not make regular cash interest payments and are sold at a deep discount to their face value. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. An Underlying Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined ate, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Deferred payment securities are often sold at substantial discounts from their maturity value.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of the Underlying Fund's limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon securities, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, the fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS - Loan Participations typically will result in an Underlying Fund having a contractual relationship only with the lender, not with the borrower. An Underlying Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Loan Participations, an Underlying Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and an Underlying Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, an Underlying Fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, an Underlying Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. An Underlying Fund will acquire Loan Participations only if the lender interpositioned between the Underlying Fund and the borrower is determined by the Subadviser to be creditworthy. When an Underlying Fund purchases assignments from lenders, the Underlying Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender.

An Underlying Fund may have difficulty disposing of Assignments and Loan Participations. Because the market for such instruments is not highly liquid, the Underlying Fund anticipates that such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on the Underlying Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.



In valuing a Loan Participation or Assignment held by an Underlying Fund for which a secondary trading market exists, the Underlying Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Underlying Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the loan and the lender;
(ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) recent prices in the market for similar loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

TEMPORARY DEFENSIVE POSITION. In response to economic, political or unusual market conditions, a Portfolio may invest up to 100% of its assets in cash or money market obligations. Should this occur, a Portfolio may not meet its investment objectives and may miss potential market upswings.

NON-DIVERSIFIED STATUS. Each Portfolio is classified as non-diversified under the 1940 Act, which means that the Portfolio is not limited by the 1940 Act in the proportion of its assets that it may invest in securities of a single issuer. Each Portfolio's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1875, as amended (the "Code"). To qualify, a Portfolio will comply with certain requirements, including limiting its investments so that at the close of each quarter of its taxable year (a) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer (other than U.S. government securities or securities of other regulated investment companies), and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer (other than U.S. government securities or securities of other regulated investment companies) and the Portfolio will not own more than 10% of the outstanding voting securities of a single issuer. Being non-diversified means that a Portfolio may invest a greater proportion of its assets in the obligations of a small number of issuers and, as a result, may be subject to greater risk with respect to Portfolio securities. To the extent that a Portfolio assumes large positions in the securities of a small number of issuers, its return may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Portfolio is not expected to exceed 50% annually. A portfolio turnover rate of 50% for a Portfolio would occur is one half of a Portfolio's investments were sold within a year. A Portfolio will generally purchase or sell securities; (i) to accommodate purchases and sales of Portfolio shares; and (ii) to maintain or modify the allocation of the Portfolio's assets between the Underlying Fund in which the Portfolio's invest within designated percentage limits.

INVESTMENT RESTRICTIONS


The following are the fundamental investment limitations for each of the Portfolios. These fundamental investment limitations cannot be changed without the authorization of the majority of the outstanding shares of the Portfolio for which a change is proposed. The vote of the majority of the outstanding securities means the vote of (A) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding securities, whichever is less.


Each Portfolio:

1. May not borrow money or issue Senior Securities except that each Portfolio may enter into reverse repurchase agreements and may otherwise borrow money and issue Senior Securities as and to the extent permitted by the Investment Company Act of 1940 (the "1940 Act") or any rule, order of interpretation thereunder.

2. May not act as an underwriter of another issuer's securities, except to the extent that the Portfolio may be deemed an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities.

 3. May not purchase or sell commodities or commodities contracts, except to the extent unless acquired as a result of ownership of securities or other instruments, but this shall not prevent the Portfolio from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities.

4. May not lend any security or make any other loan except that each Portfolio may purchase or hold debt securities and lend portfolio securities in accordance with its investment objective and policies make time deposits with financial institutions and enter into repurchase agreements.

5. May not purchase or sell real estate except that each Portfolio may acquire real estate through ownership of securities or instruments, and may purchase or sell securities issued by entities or investment vehicles that own or deal in real estate (including interests therein) or instruments secured by real estate (including interests therein).

6. Each Portfolio may not purchase securities of one issuer, other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, if at the end of each fiscal quarter, (a) more than 5% of the Portfolio's total assets (taken at current value) would be invested in such issuer (except that up to 50% of the Portfolio's total assets may be invested without regard to such 5% limitation), and
         (b) more than 25% of its total assets (taken at current value) would be invested in securities of a single issuer. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

The following are non-fundamental operating policies for the Portfolios which may be changed by the Board of Trustees of the Trust without shareholder approval:

Each Portfolio may not:

1. Sell securities short, unless the Portfolio owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sales as required by the current roles and positions of the SEC or its staff, and provided that short positions in forward currency contracts, options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling security short.

2. Purchase securities on margin, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

4. Pledge, mortgage or hypothecate any assets owned by the Portfolio in excess of 33 1/3% of the Portfolio's total assets at the time of such pledging, mortgaging or hypothecating.

Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Portfolios invest have adopted investment restrictions which may be more or less restrictive than those listed above, thereby permitting an Underlying Fund to engage in investment strategies indirectly that it would be prohibited to engage in directly. The investment restrictions of an Underlying Fund are located in its Statement of Additional Information.

Pursuant to an exemptive order issued by the SEC (Investment Company Act Release No. 22981) (Dec. 30, 1997) each Portfolio may (i) purchase more than 3% of the outstanding voting securities of a Nationwide fund, (ii) invest more than 5% of its asset in any one Nationwide fund and (iii) invest substantially all of its assets in the Nationwide funds.

Because of their investment objectives and policies, the Portfolios will each concentrate more than 25% of its assets in the mutual fund industry. In accordance with the Portfolios' investment policies as set forth in the Prospectus, each of the Portfolios may invest more than 25% of its assets in certain Nationwide funds. However, each of the Nationwide funds in which a Portfolio may invest will not concentrate more than 25% of its total assets in any one industry.


The investment objective of each Portfolio is to maximize total investment return (i.e., capital growth and income) subject to the investment restrictions and asset allocation policies described in the Portfolio's Prospectus. This investment objective is fundamental and cannot be changed without shareholder approval.


INSURANCE LAW RESTRICTIONS - In connection with the Trust's agreement to sell shares to the Accounts, the Adviser and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Adviser may agree to use its best efforts to assure and to permit insurance companies to monitor that each Portfolio of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If an Underlying Fund failed to comply with such restrictions or limitations, the Accounts would take appropriate action which might include ceasing to make investments in the Portfolio or withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust's operations.

MAJOR SHAREHOLDERS

As of April 19, 1999, separate accounts of Nationwide Life Insurance Company had shared voting and investment power over 99.7% of the Aggressive Portfolio's shares, 99.6% of the Moderately Aggressive Portfolio's shares, 99.6% of the Moderate Portfolio's shares, 99.1% of the Moderately Conservative Portfolio's shares, and 99.3% of the Conservative Portfolio's shares.

Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43215 is wholly-owned by Nationwide Financial Services, Inc. ("NFS"). NFS, a holding company has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all outstanding Class B Common Stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the Common Stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

TRUSTEES AND OFFICERS
OF THE TRUST

TRUSTEES AND OFFICERS

The business and affairs of the Trust are managed under the direction of its Board of Trustees. The Board of Trustees sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust.

As of April 19, 1999, the Trustees and Officers of the Trust as a group owned beneficially less than 1% of the shares of the Trust.

The principal occupation of the Trustees and Officers during the last five years, their ages and their affiliations are:


JOHN C. BRYANT, Trustee, Age 63

411 Oak St., Suite 306, Cincinnati, Ohio 45219
Dr. Bryant is Executive Director, Cincinnati Youth Collaborative, a partnership of business, government, schools and social service agencies to address the educational needs of students. He was formerly Professor of Education, Wilmington College.

C. BRENT DEVORE, Trustee, Age 58
111 N. West Street, Westerville , OH 43085
Dr. DeVore is President of Otterbein College

SUE A. DOODY, Trustee, Age 64
169 East Beck Street, Columbus, Ohio 43206
Ms. Doody is President of Lindey's Restaurant, Columbus, Ohio. She is an active member of the Greater Columbus Area Chamber of Commerce Board of Trustees.


ROBERT M. DUNCAN, Trustee, Age 71

1397 Haddon Road, Columbus, Ohio 43209
Mr. Duncan is a member of the Ohio Elections Commission. He was formerly Secretary to the Board of Trustees of The Ohio State University. Prior to that, he was Vice President and General Counsel of The Ohio State University.

JOSEPH J. GASPER, Trustee*, Age 54
One Nationwide Plaza, Columbus, Ohio 43215
Mr. Gasper is President and Chief Operating Officer of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company. Prior to that he was Executive Vice President and Senior Vice President for Nationwide Insurance Enterprise.


THOMAS J. KERR, IV, Trustee, Age 65

4890 Smoketalk Lane, Westerville, Ohio 43081
Dr. Kerr is President Emeritus of Kendall College. He was formerly President of Grant Hospital Development Foundation.

DOUGLAS F. KRIDLER, Trustee, Age 43
55 E. State Street, Columbus, Ohio 43215
Mr. Kridler is President of the Columbus Association of Performing Arts.

DAVID C. WETMORE, Trustee, Age 50
11495 Sunset Hills Rd., Suite #210, Reston, Virginia 20190
Mr. Wetmore is the Managing Director of The Updata Capital, a venture capital firm.

ROBERT J. WOODWARD, JR., Trustee*, Age 56
One Nationwide Plaza, Columbus, Ohio 43215
Mr. Woodward is Executive Vice President-Chief Investment Officer of the Nationwide Insurance Enterprise.

JAMES F. LAIRD, JR., Treasurer, Age 42
Three Nationwide Plaza, Columbus, Ohio 43215
Mr. Laird is Vice President and General Manager of Nationwide Advisory Services, Inc., the Distributor and Investment Manager.

ELIZABETH A. DAVIN, Secretary, Age 35
One Nationwide Plaza, Columbus, Ohio 43215
Ms. Davin is a member of the Office of General Counsel of the Nationwide Insurance Enterprise and a partner in Dietrich, Reynolds & Koogler, LLP.

* A Trustee who is an "interested person" of the Trust as defined in the Investment Company Act.

Bryant, DeVore, Doody, Duncan, Kern, Kridler and Wetmore are also Trustees of Nationwide Mutual Funds and Nationwide Separate Account Trust, which are registered investment companies in the Nationwide fund complex. Gasper and Woodward are also Trustees of Nationwide Separate Account Trust. Laird and Davin are also officers of Nationwide Mutual Funds and Nationwide Asset Allocation Trust.


Affiliated Persons of the Trust and the Adviser

         Mr. Joseph J. Gasper, Trustee and Chairman of the Trust, is also a Director and President of NAS. Mr. Robert J. Woodward, Jr., Trustee and Vice-Chairman of the Trust, is also a Director and Executive Vice President-Chief Investment Officer of NAS. Mr. James F. Laird, Jr., Treasurer of the Trust, is also Vice President-General Manager of NAS. Ms. Elizabeth A. Davin, Secretary of the Trust, is also Assistant Secretary of NAS. Edwin P. McCausland, Assistant Treasurer of the Trust, is also Vice President-Fixed Income of NAS. Mr. Christopher A. Cray, Assistant Treasurer of the Trust is also Treasurer of NAS. Ms. Patricia J. Smith, Assistant Secretary of the Trust is also Assistant Secretary of NAS.


The Trustees receive fees and reimbursement for expenses of attending board meetings from the Trust. NAS reimburses the Trust for fees and expenses paid to Trustees who are interested persons of the Trust. The Compensation Table below sets forth the Total compensation to be paid to the Trustees of the Trust, before reimbursement, for the fiscal period ending December 31, 1998. In addition, the table sets forth the total compensation to be paid to the Trustees from all funds in the Nationwide Fund Complex, including the predecessor investment companies to the Trust, for the fiscal year ended December 31, 1998. Trust officers receive no compensation from the Trust in their capacity as officers.


                               COMPENSATION TABLE
                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                                                                                      ESTIMATED TOTAL
                                              AGGREGATE COMPENSATION           COMPENSATION FROM THE FUND
   NAME AND POSITION                             FROM THE TRUST                            COMPLEX

John C. Bryant, Trustee                               $3,000                                $24,000

C. Brent DeVore, Trustee                              $1,500                                $16,000

Sue A. Doody, Trustee                                 $3,000                                $21,000

Joseph J. Gasper, Trustee                                 $0                                     $0

Thomas J. Kerr, IV, Trustee                           $3,000                                $24,000

Douglas F. Kridler,Trustee                            $3,000                                $21,000

David C. Wetmore, Trustee                             $1,500                                $16,000

Robert J. Woodward, Jr.,                                  $0                                     $0
Trustee



**The Fund Complex includes Trusts comprised of 36 investment company portfolios.


CALCULATING TOTAL RETURN

The Funds Portfolios may from time to time advertise historical performance, subject to Rule 482 under the Securities Act of 1933. An investor should keep in mind that any return quoted represents past performance and is not a guarantee of future results. The investment return and principal value of investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


All performance advertisements shall include average annual total return quotations for the most recent one, five, and ten year periods (or life, if a fund has been in operation less than one of the prescribed periods). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the quoted period. It is calculated in a uniform manner by dividing the ending redeemable value of a hypothetical initial payment of $1,000 for a specified period of time, by the amount of the initial payment, assuming reinvestment of all dividends and distributions. The one, five, and ten year periods are calculated based on periods that end on the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication.

The uniformly calculated average annual total returns for the period from January 20, 1998 (commencement of operations) through December 31, 1998 are shown below:

              Fund                                        Total Return

     Aggressive Portfolio                                    17.85%
     Moderately Aggressive Portfolio                         16.61%
     Moderate Portfolio                                      16.74%
     Moderately Conservative Portfolio                       14.97%
     Conservative Portfolio                                  12.33%


INVESTMENT ADVISORY AND OTHER SERVICES

Under the terms of the Investment Advisory Agreement dated January 19, 1998, and subject to the supervision of the Trustees, Nationwide Advisory Services, Inc.("NAS"), Three Nationwide Plaza, Columbus, Ohio 43215, oversees the investment of the assets of each of the Nationwide Professionally Managed Portfolios. NAS, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is wholly owned by Nationwide Financial Services, Inc. ("NFS"). NFS, a holding company, has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all the outstanding Class B common stock) to control NFS. Nationwide Corporation is also a holding company in the Nationwide Insurance Enterprise. All of the common stock of Nationwide Corporation is held by Nationwide Mutual Insurance Company (95.3%) and Nationwide Mutual Fire Insurance Company (4.7%), each of which is a mutual company owned by its policyholders.

Subject to the supervision and direction of the Trust's Board of Trustees, NAS will determine how each Portfolio's assets will be invested in the Underlying Funds and the other permissible investments. The trustees of the Trust will periodically monitor the allocations made and the basis upon which such allocations were made or maintained. NAS also provides various bookkeeping, accounting and administrative services, office space and equipment and the services of the officers of the Portfolios. Under the Investment Advisory Agreement, NAS has agreed to bear all expenses of the Portfolios other than the management fee and extraordinary expenses. Each Portfolio pays NAS a monthly fee at the annual rate of 0.50% of the Portfolio's average daily net assets.

For the period from January 20, 1998 (commencement of operations) through December 31, 1998, NAS received fees in the following amounts: Aggressive Portfolio, $18,470; Moderately Aggressive Portfolio, $11,805; Moderate Portfolio, $8,325; Moderately Conservative Portfolio, $4,191; and Conservative Portfolio, $3,353.

The Investment Advisory Agreement also specifically provides that NAS, including its directors, officers, and employees, shall not be liable for any error of judgment, or mistake of law, or for any loss arising out of any investment, or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Agreement. The Investment Advisory Agreement will continue in effect only if its continuance is specifically approved at least annually by the Trustees, or by vote of a majority of the outstanding voting securities of the Trust, and in either case, by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement terminates automatically if it is assigned. It may be terminated without penalty by vote of a majority of the out standing voting securities, or by either party, on not more than 60 days nor less than 30 days written notice. The Investment Advisory Agreement further provides that NAS may render services to others.

NAS also serves as investment adviser to each of the Nationwide funds and is responsible for the selection and management of the Nationwide funds' assets (NAS is assisted in this task by subadvisers for the Nationwide Small Company Fund and the Nationwide Income Fund). Each Asset Allocation Fund, as a shareholder in the Nationwide funds, will indirectly bear its proportionate share of any investment management fees and other expenses paid by the Nationwide funds.

BROKERAGE ALLOCATIONS

NAS is responsible for decisions to buy and sell securities and other investments for the Portfolios and no Portfolio will pay a sales load to buy the Underlying Funds; instead the Portfolio will use quantity discounts or waivers to avoid paying a sales load. Because the Portfolios may purchase short-term obligations as well as Underlying Funds and the Nationwide Contract, it will normally purchase these short term obligations on a "principal" rather than agency basis. This may be done through a dealer (e.g. securities firm or bank) who buys or sells for its own account rather than as an agent for another client, or directly with the issuer. A dealer's profit, if any, is the difference, or spread, between the dealer's purchase and sale price for the obligation.

The primary consideration in portfolio security transactions is "best execution," i.e., execution at the most favorable prices and in the most effective manner possible. NAS always attempts to achieve best execution, and it has complete freedom as to the markets in and the broker-dealers through which it seeks this result. Subject to the requirement of seeking best execution, securities may be bought from or sold to broker-dealers who have furnished statistical, research, and other information or services to NAS. In placing orders with such broker-dealers, NAS will, where possible, take into account the comparative usefulness of such information. Such information is useful to NAS even though its dollar value may be indeterminable, and its receipt or availability generally does not reduce NAS's normal research activities or expenses.

There may be occasions when portfolio transactions for the Trust are executed as part of concurrent authorizations to purchase or sell the same security for trusts or other accounts served by affiliated companies of NAS. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Trust, they are effected only when NFS believes that to do so is in the interest of the Trust. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

PURCHASES, REDEMPTIONS AND PRICING OF SHARES

An insurance company purchases shares of the Portfolios at their net asset value using purchase payments received on variable annuity contracts and variable life insurance polices issued by life insurance company separate accounts. These life insurance company separate accounts are funded by shares of the Trust.

All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Portfolio (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

The net asset value per share of the Portfolios is determined once daily, as of the close of the New York Stock Exchange (usually 4 P.M. eastern time) on each business day the New York Stock Exchange is open and on such days as the Board determines and on any other day in which there is sufficient trading in a Portfolio's portfolio securities to materially affect the net asset value of the Portfolio. The Portfolios will not compute net asset value on customary national business holidays, including the following: Christmas, New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day and Thanksgiving.

The offering price of a Portfolio for orders placed before the close of the New York Stock Exchange, on each business day the Exchange is open for trading, will be based upon calculation of the net asset value at the close of the Exchange. For orders placed after the close of the Exchange, or on a day on which the Exchange is not open for trading, the offering price is based upon net asset value at the close of the Exchange on the next day thereafter on which the Exchange is open for trading.

The net asset value per share is calculated by adding the value of all securities and other assets of a Portfolio, deducting its liabilities, and dividing by the number of shares outstanding. Shares of the Underlying Funds purchased by a Portfolio are valued as of the last net asset value for such Portfolios. Securities of a Portfolio listed on national exchanges are valued at the last sales price on the principal exchange, or if there is no sale on that day, or if the securities are traded only in the over-the-counter market, at the quoted bid prices. Securities and other assets, for which such market prices are unavailable, are valued at fair value as determined by the Trustees. Short-term notes and bank certificates of deposit are valued at amortized cost, which approximates market value.


A life insurance company separate account redeems shares to make benefit or surrender payments under the terms of its variable annuity contract or variable life insurance policy. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by NAS.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES - The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Portfolio and to divide or combine such shares into a greater or lesser number of shares without thereby exchanging the proportionate beneficial interests in the Trust. Each share of a Portfolio represents an equal proportionate interest in that Portfolio with each other share. The Trust reserves the right to create and issue a number of series or classes of shares. In that case, the shares of each series or class would participate equally in the earnings, dividends, and assets of the particular series or class, but shares of all series would vote together in the election of Trustees. Upon liquidation of a Portfolio, shareholders are entitled to share pro rata in the net assets of such Portfolio available for distribution to shareholders.

VOTING RIGHTS- Shareholders of each class of shares have one vote for each share held and a proportionate fractional vote for any fractional share held. An annual or special meeting of shareholders to conduct necessary business is not required by the Declaration of Trust, the 1940 Act or other authority except, under certain circumstances, to amend the Declaration of Trust, the Investment Advisory Agreement, fundamental investment objectives, investment policies, investment restrictions, to elect and remove Trustees, to reorganize the Trust or any series or class thereof and to act upon certain other business matters. In regard to termination, sale of assets, the change of investment objectives, policies and restrictions or the approval of an Investment Advisory

Agreement, the right to vote is limited to the holders of shares of the particular class fund affected by the proposal.

To the extent that such a meeting is not required, the Trust does not intend to have an annual or special meeting of shareholders. The Trust has represented to the Commission that the Trustees will call a special meeting of shareholders for purposes of considering the removal of one or more Trustees upon written request therefor from shareholders holding not less than 10% of the outstanding votes of the Trust and the Trust will assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. At such meeting, a quorum of shareholders (constituting a majority of votes attributable to all outstanding shares of the Trust), by majority vote, has the power to remove one or more Trustees.

TAX STATUS

Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance are the sole shareholders of record of the Trust. Each Portfolio of the Trust is treated as a separate entity for purpose of the regulated investment company provisions of the Internal Revenue Code, and, therefore, the assets, income, and distributions of each Portfolio are considered separately for purposes of determining whether or not the Portfolio qualifies as a regulated investment company.

Each Portfolio of the Trust intends to qualify as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, a Portfolio will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Portfolio must, among other things: (i) diversify its investments within certain prescribed limits; (ii) distribute to its shareholders at least 90% of its taxable net investment income (for this purpose consisting of taxable net investment income and net realized short-term capital gains); and (iii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to its business of investing in securities. As a regulated investment company, a Portfolio will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Portfolio's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of ordinary income and capital gains from the previous calendar year. The Portfolios expect to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

Distributions of an Underlying Fund's investment company taxable income are taxable as ordinary income to a Portfolio which invests in the Portfolio. Distributions of the excess of an Underlying Fund's net long-term capital gain over its net short-term capital loss, which are properly designated as "capital gain dividends," are taxable as long-term capital gain to a Portfolio which invests in the Underlying Fund, regardless of how long the Portfolio held the Underlying Fund's shares, and are not eligible for the corporate dividends-received deduction. Upon the sale or other disposition by a Portfolio of shares of any Underlying Fund, the Portfolio generally will realize a capital gain or loss which will be long-term or short-term, generally depending upon the Portfolio's holding period for the shares.

In addition, each Portfolio intends to comply with the diversification requirements of Section 817(h) of the Code related to the tax-deferred status of insurance company separate accounts. To comply with regulations under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h), obligations of the United States Treasury and each U.S. government instrumentality are treated as securities of separate issuers. The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable annuity contract or variable life insurance policy owner's control of the investments of a separate account may cause the variable annuity contract or variable life insurance policy owner, rather than the participating insurance company, to be treated as the owner of the assets held by the separate account. If the variable annuity contract or variable life insurance policy owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable annuity contract or variable life insurance policy owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued. In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described, or that the Trust will not have to change the investment goal or investment policies of a Portfolio. The Board reserves the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing a variable annuity contract or variable life insurance policy owner to be considered the owner of the shares of the Portfolio underlying the separate account.

TAX CONSEQUENCES TO SHAREHOLDERS. Since shareholders of the Portfolios will be the Accounts, no discussion is included herein as to the Federal income tax consequences at the level of the holders of the Policies. For information concerning the Federal income tax consequences to such holders, see the Prospectuses for such Policies.

CUSTODIAN

     The Fifth Third Bank ("Fifth Third"), 38 Fountain Square Plaza, Cincinnati, OH 45263, is the Custodian for the Trust and makes all receipts and disbursements under a Custodian Agreement. The Custodian has no managerial or policy making functions for the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Nationwide Investors Services Inc. ("NIS"), Three Nationwide Plaza, Columbus, Ohio 43215, is the Transfer Agent and Dividend Disbursing Agent for the Trust. NIS is a wholly-owned subsidiary of Nationwide Advisory Services, Inc.

INDEPENDENT ACCOUNTANTS

     PriceWaterhouseCoopers LLP, 100 East Broad Street, Columbus, Ohio 43215, serves as independent accountants for the Trust.

FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       NATIONWIDE ASSET ALLOCATION TRUST

                                 ANNUAL REPORT
                               DECEMBER 31, 1998

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       NATIONWIDE ASSET ALLOCATION TRUST
                                 ANNUAL REPORT
                               DECEMBER 31, 1998

                               TABLE OF CONTENTS


Report of Independent Accountants...........................    1
Statements of Investments:
     Aggressive Portfolio...................................    2
     Moderately Aggressive Portfolio........................    3
     Moderate Portfolio.....................................    4
     Moderately Conservative Portfolio......................    5
     Conservative Portfolio.................................    6

Statements of Assets and Liabilities........................    7
Statements of Operations....................................    8
Statements of Changes in Net Assets.........................    9
Financial Highlights........................................   11
Notes to Financial Statements...............................   13

REPORT OF INDEPENDENT ACCOUNTANTS
To the Trustees and Shareholders of the
Nationwide Asset Allocation Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Aggressive Portfolio, the Moderately Aggressive Portfolio, the Moderate Portfolio, the Moderately Conservative Portfolio, and the Conservative Portfolio (constituting Nationwide Asset Allocation Trust, hereafter referred to as the "Trust"), at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the period January 20, 1998 (commencement of operations) through December 31, 1998, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the mutual funds in which the Trust invests, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Columbus, Ohio
February 17, 1999

                 NATIONWIDE ASSET ALLOCATION TRUST ANNUAL REPORT               1

                       NATIONWIDE ASSET ALLOCATION TRUST

                              AGGRESSIVE PORTFOLIO

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998

----------------------------------------------------------
SHARES     SECURITY                               VALUE
----------------------------------------------------------
           MUTUAL FUNDS (100.0%)
           AGGRESSIVE GROWTH (40.6%)
  87,265   Nationwide Separate Account
           Trust -- Nationwide Small Company
           Fund                                 $1,397,117
  16,990   Oppenheimer Capital Appreciation
           Fund Class A                            683,157
  15,554   Oppenheimer Discovery Fund Class A      708,630
                                                ----------
                                                 2,788,904
                                                ----------
           GROWTH (39.7%)
  14,961   American Century Equity Growth Fund     339,765
   8,007   Dreyfus Appreciation Fund, Inc.         336,835
   7,431   Federated Stock Trust                   273,700
  14,825   MAS Equity Portfolio Adviser Class      274,710
  36,005   Nationwide Separate Account
           Trust -- Capital Appreciation Fund      957,364

----------------------------------------------------------
SHARES     SECURITY                               VALUE
----------------------------------------------------------
           GROWTH (CONTINUED)
   4,681   Strong Schafer Value Fund            $  277,540
  12,455   Warburg Pincus Capital Appreciation
           Fund                                    273,512
                                                ----------
                                                 2,733,426
                                                ----------
           GROWTH & INCOME (19.7%)
   8,375   Nationwide Fund Class D                 271,445
 100,209   Nationwide S&P 500 Index Fund
           Local Fund Shares                     1,082,253
                                                ----------
                                                 1,353,698
                                                ----------
           TOTAL INVESTMENTS                    $6,876,028
                                                ==========
           (cost $6,666,659)

--------------------------------------------------------------------------------

Cost for federal income tax purposes: $6,688,253.

Portfolio holding percentages represent market value as a percentage of net assets at December 31, 1998.

See accompanying notes to financial statements.

 2              NATIONWIDE ASSET ALLOCATION TRUST ANNUAL REPORT

                       NATIONWIDE ASSET ALLOCATION TRUST

                        MODERATELY AGGRESSIVE PORTFOLIO

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998

----------------------------------------------------------
SHARES       SECURITY                             VALUE
----------------------------------------------------------
             MUTUAL FUNDS (90.1%)
             AGGRESSIVE GROWTH (30.5%)
    43,721   Nationwide Separate Account
             Trust -- Nationwide Small
             Company Fund                      $   699,973
     8,194   Oppenheimer Capital Appreciation
             Fund Class A                          329,492
     8,353   Oppenheimer Discovery Fund
             Class A                               380,585
                                               -----------
                                                 1,410,050
                                               -----------
             GROWTH (29.9%)
     8,221   American Century Equity Growth
             Fund                                  186,706
     4,424   Dreyfus Appreciation Fund, Inc.       186,114
     4,987   Federated Stock Trust                 183,674
     7,369   MAS Equity Portfolio Adviser
             Class                                 136,541
    17,460   Nationwide Separate Account
             Trust -- Capital Appreciation
             Fund                                  464,248
     1,511   Strong Schafer Value Fund              89,598
     6,315   Warburg Pincus Capital
             Appreciation
             Fund                                  138,675
                                               -----------
                                                 1,385,556
                                               -----------

----------------------------------------------------------
SHARES       SECURITY                             VALUE
----------------------------------------------------------

             GROWTH & INCOME (19.8%)
     5,630   Nationwide Fund Class D           $   182,473
    67,921   Nationwide S&P 500 Index Fund
             Local Fund Shares                     733,551
                                               -----------
                                                   916,024
                                               -----------
             INCOME (9.9%)
    44,948   Nationwide Separate Account
             Trust -- Nationwide Income Fund       460,713
                                               -----------
             TOTAL MUTUAL FUNDS                  4,172,343
                                               -----------
             (cost $3,999,425)
---------
PRINCIPAL
---------
             FIXED INCOME (9.9%)
$  457,771   Nationwide Fixed Contract, 5.70%      457,771
                                               -----------
             (cost $457,771)
             TOTAL INVESTMENTS                 $ 4,630,114
                                               ===========
             (cost $4,457,196)

--------------------------------------------------------------------------------

Cost for federal income tax purposes: $4,486,417.

Portfolio holding percentages represent market value as a percentage of net assets at December 31, 1998.

The Nationwide Fixed Contract rate changes quarterly.

See accompanying notes to financial statements.

                 NATIONWIDE ASSET ALLOCATION TRUST ANNUAL REPORT               3

                       NATIONWIDE ASSET ALLOCATION TRUST

                               MODERATE PORTFOLIO

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998

--------------------------------------------------------
  SHARES     SECURITY                           VALUE
--------------------------------------------------------
             MUTUAL FUNDS (90.2%)
             AGGRESSIVE GROWTH (20.4%)
    27,684   Nationwide Separate Account
             Trust --Nationwide Small
             Company Fund                    $   443,217
     5,433   Oppenheimer Capital
             Appreciation Fund Class A           218,461
     4,943   Oppenheimer Discovery Fund
             Class A                             225,216
                                             -----------
                                                 886,894
                                             -----------
             GROWTH (20.0%)
     5,947   American Century Equity Growth
             Fund                                135,055
     2,049   Dreyfus Appreciation Fund,
             Inc.                                 86,195
     2,355   Federated Stock Trust                86,750
     4,644   MAS Equity Portfolio Adviser
             Class                                86,057
    11,518   Nationwide Separate Account
             Trust -- Capital Appreciation
             Fund                                306,251
     1,401   Strong Schafer Value Fund            83,047
     4,064   Warburg Pincus Capital
             Appreciation Fund                    89,236
                                             -----------
                                                 872,591
                                             -----------

--------------------------------------------------------
  SHARES     SECURITY                           VALUE
--------------------------------------------------------
             GROWTH & INCOME (29.8%)
     8,000   Nationwide Fund Class D         $   259,296
    95,748   Nationwide S&P 500 Index Fund
             Local Fund Shares                 1,034,074
                                             -----------
                                               1,293,370
                                             -----------
             INCOME (20.0%)
    84,746   Nationwide Separate Account
             Trust -- Nationwide Income
             Fund                                868,643
                                             -----------
             TOTAL MUTUAL FUNDS                3,921,498
                                             -----------
             (cost $3,701,614)
----------
PRINCIPAL
----------
             FIXED INCOME (9.8%)
$  427,696   Nationwide Fixed Contract,
             5.70%                               427,696
                                             -----------
             (cost $427,696)
             TOTAL INVESTMENTS               $ 4,349,194
                                             ===========
             (cost $4,129,310)

--------------------------------------------------------------------------------

Cost for federal income tax purposes: $4,158,911.

Portfolio holding percentages represent market value as a percentage of net assets at December 31, 1998.

The Nationwide Fixed Contract rate changes quarterly.

See accompanying notes to financial statements.

 4              NATIONWIDE ASSET ALLOCATION TRUST ANNUAL REPORT

                       NATIONWIDE ASSET ALLOCATION TRUST

                       MODERATELY CONSERVATIVE PORTFOLIO

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998

----------------------------------------------------------
SHARES       SECURITY                             VALUE
----------------------------------------------------------
             MUTUAL FUNDS (80.1%)
             AGGRESSIVE GROWTH (10.2%)
     6,170   Nationwide Separate Account
             Trust -- Nationwide Small
             Company Fund                      $    98,785
       951   Oppenheimer Capital Appreciation
             Fund Class A                           38,225
     1,297   Oppenheimer Discovery Fund Class
             A                                      59,081
                                               -----------
                                                   196,091
                                               -----------
             GROWTH (10.0%)
     1,811   American Century Equity Growth
             Fund                                   41,119
       461   Dreyfus Appreciation Fund, Inc.        19,387
       470   Federated Stock Trust                  17,310
     1,011   MAS Equity Portfolio Adviser
             Class                                  18,739
     3,598   Nationwide Separate Account
             Trust -- Capital Appreciation
             Fund                                   95,664
                                               -----------
                                                   192,219
                                               -----------
             GROWTH & INCOME (29.8%)
     3,556   Nationwide Fund Class D               115,263
    42,503   Nationwide S&P 500 Index Fund
             Local Fund Shares                     459,037
                                               -----------
                                                   574,300
                                               -----------

----------------------------------------------------------
SHARES       SECURITY                             VALUE
----------------------------------------------------------
             INCOME (30.1%)
    56,520   Nationwide Separate Account
             Trust -- Nationwide Income Fund   $   579,329
                                               -----------
             TOTAL MUTUAL FUNDS                  1,541,939
                                               -----------
             (cost $1,457,572)
---------
PRINCIPAL
---------
             FIXED INCOME (19.9%)
$  382,683   Nationwide Fixed Contract, 5.70%      382,683
                                               -----------
             (cost $382,683)

             TOTAL INVESTMENTS                 $ 1,924,622
                                               ===========
             (cost $1,840,255)

--------------------------------------------------------------------------------

Cost for federal income tax purposes: $1,860,525.

Portfolio holding percentages represent market value as a percentage of net assets at December 31, 1998.

The Nationwide Fixed Contract rate changes quarterly.

See accompanying notes to financial statements.

                 NATIONWIDE ASSET ALLOCATION TRUST ANNUAL REPORT               5

                       NATIONWIDE ASSET ALLOCATION TRUST

                             CONSERVATIVE PORTFOLIO

                 STATEMENT OF INVESTMENTS -- DECEMBER 31, 1998

----------------------------------------------------------
SHARES       SECURITY                             VALUE
----------------------------------------------------------
             MUTUAL FUNDS (75.3%)
             GROWTH (10.2%)
       799   American Century Equity Growth
             Fund                              $    18,144
       434   Dreyfus Appreciation Fund, Inc.        18,246
       534   Federated Stock Trust                  19,671
     1,001   MAS Equity Portfolio Adviser
             Class                                  18,550
     3,437   Nationwide Separate Account
             Trust -- Capital Appreciation
             Fund                                   91,399
       311   Strong Schafer Value Fund              18,410
                                               -----------
                                                   184,420
                                               -----------
             GROWTH & INCOME (20.0%)
     2,251   Nationwide Fund Class D                72,952
    26,772   Nationwide S&P 500 Index Fund
             Local Fund Shares                     289,142
                                               -----------
                                                   362,094
                                               -----------

----------------------------------------------------------
SHARES       SECURITY                             VALUE
----------------------------------------------------------
             INCOME (45.1%)
    79,930   Nationwide Separate Account
             Trust -- Nationwide Income Fund   $   819,283
                                               -----------
             TOTAL MUTUAL FUNDS
             (cost $1,312,629)                   1,365,797
                                               -----------
---------
PRINCIPAL
---------
             FIXED INCOME (24.7%)
$  449,102   Nationwide Fixed Contract, 5.70%      449,102
                                               -----------
             (cost $449,102)

             TOTAL INVESTMENTS                 $ 1,814,899
                                               ===========
             (cost $1,761,731)

--------------------------------------------------------------------------------

Cost for federal income tax purposes: $1,770,969.

Portfolio holding percentages represent market value as a percentage of net assets at December 31, 1998.

The Nationwide Fixed Contract rate changes quarterly.

See accompanying notes to financial statements.

 6              NATIONWIDE ASSET ALLOCATION TRUST ANNUAL REPORT

                       NATIONWIDE ASSET ALLOCATION TRUST

                      STATEMENTS OF ASSETS AND LIABILITIES

                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                                        MODERATELY                 MODERATELY
                                           AGGRESSIVE   AGGRESSIVE    MODERATE    CONSERVATIVE   CONSERVATIVE
                                           PORTFOLIO    PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO
                                           ----------   ----------   ----------   ------------   ------------
ASSETS
  Investments in securities, at value
     (cost $6,666,659, $4,457,196,
     $4,129,310, $1,840,255, and
     $1,761,731, respectively)             $6,876,028   $4,630,114   $4,349,194    $1,924,622     $1,814,899
  Interest and dividends receivable                --           72           67            60             71
                                           ----------   ----------   ----------    ----------     ----------
       Total assets                         6,876,028    4,630,186    4,349,261     1,924,682      1,814,970
                                           ----------   ----------   ----------    ----------     ----------
LIABILITIES
  Cash Overdraft                                  120           53           65            --             --
  Management fee payable                        2,729        1,880        1,715           771            721
                                           ----------   ----------   ----------    ----------     ----------
       Total liabilities                        2,849        1,933        1,780           771            721
                                           ----------   ----------   ----------    ----------     ----------
NET ASSETS                                 $6,873,179   $4,628,253   $4,347,481    $1,923,911     $1,814,249
                                           ==========   ==========   ==========    ==========     ==========
REPRESENTED BY:
  Capital                                  $6,397,333   $4,317,010   $4,049,304    $1,815,883     $1,729,492
  Net unrealized appreciation on
     investments                              209,369      172,918      219,884        84,367         53,168
  Accumulated undistributed realized gain
     on investments                           261,426      126,151       63,600        13,352         18,612
  Accumulated undistributed net
     investment income                          5,051       12,174       14,693        10,309         12,977
                                           ----------   ----------   ----------    ----------     ----------
NET ASSETS                                 $6,873,179   $4,628,253   $4,347,481    $1,923,911     $1,814,249
                                           ==========   ==========   ==========    ==========     ==========
Shares of beneficial interest
  outstanding, (unlimited number of
  shares authorized)                          583,392      399,466      376,118       169,829        164,865
                                           ==========   ==========   ==========    ==========     ==========
NET ASSET VALUE, offering and redemption
  price per share                          $    11.78   $    11.59   $    11.56    $    11.33     $    11.00
                                           ==========   ==========   ==========    ==========     ==========

See accompanying notes to financial statements.

                 NATIONWIDE ASSET ALLOCATION TRUST ANNUAL REPORT               7

                       NATIONWIDE ASSET ALLOCATION TRUST

                            STATEMENTS OF OPERATIONS

                   FOR THE PERIOD ENDED DECEMBER 31, 1998(1)
--------------------------------------------------------------------------------

                                             MODERATELY                MODERATELY
                                AGGRESSIVE   AGGRESSIVE   MODERATE    CONSERVATIVE   CONSERVATIVE
                                PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO      PORTFOLIO
                                ----------   ----------   ---------   ------------   ------------
INVESTMENT INCOME:
INCOME:
  Interest                       $     20     $ 13,517    $  9,528      $  9,567       $ 9,579
  Dividends                        24,354       25,532      29,233        17,921        17,926
                                 --------     --------    --------      --------       -------
          Total income             24,374       39,049      38,761        27,488        27,505
                                 --------     --------    --------      --------       -------
EXPENSES:
  Management Fee                   18,470       11,805       8,325         4,191         3,353
                                 --------     --------    --------      --------       -------
  NET INVESTMENT INCOME          $  5,904     $ 27,244    $ 30,436      $ 23,297       $24,152
                                 --------     --------    --------      --------       -------
NET REALIZED AND UNREALIZED
  GAIN:
  Net realized gain on
     investments                 $261,426     $126,151    $ 63,600      $ 13,352       $18,612
  Net change in unrealized
     appreciation on
     investments                  209,369      172,918     219,884        84,367        53,168
                                 --------     --------    --------      --------       -------
  NET REALIZED AND UNREALIZED
     GAIN                         470,795      299,069     283,484        97,719        71,780
                                 --------     --------    --------      --------       -------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS      $476,699     $326,313    $313,920      $121,016       $95,932
                                 ========     ========    ========      ========       =======

---------------

(1) For the period January 20, 1998 (commencement of operations) through December 31, 1998.

See accompanying notes to financial statements.

 8              NATIONWIDE ASSET ALLOCATION TRUST ANNUAL REPORT

                       NATIONWIDE ASSET ALLOCATION TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               MODERATELY AGGRESSIVE
                                      AGGRESSIVE PORTFOLIO           PORTFOLIO           MODERATE PORTFOLIO
                                      ---------------------    ---------------------    ---------------------
                                          PERIOD ENDED             PERIOD ENDED             PERIOD ENDED
                                      DECEMBER 31, 1998(1)     DECEMBER 31, 1998(1)     DECEMBER 31, 1998(1)
                                      ---------------------    ---------------------    ---------------------
INCREASE IN NET ASSETS:
FROM OPERATIONS:
  Net investment income                    $    5,904               $   27,244               $   30,436
  Net realized gain on investments            261,426                  126,151                   63,600
  Net change in unrealized
     appreciation of investments              209,369                  172,918                  219,884
                                           ----------               ----------               ----------
     Net increase in net assets
       resulting from operations              476,699                  326,313                  313,920
                                           ----------               ----------               ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  NET INVESTMENT INCOME                          (853)                 (15,070)                 (15,743)
                                           ----------               ----------               ----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares          6,869,107                4,969,052                4,516,176
  Net asset value of shares issued
     to shareholders from
     reinvestment of distributions                853                   15,070                   15,743
  Cost of shares redeemed                    (472,627)                (667,112)                (482,615)
                                           ----------               ----------               ----------
     Increase in net assets from
       capital share transactions           6,397,333                4,317,010                4,049,304
                                           ----------               ----------               ----------
NET INCREASE IN NET ASSETS                  6,873,179                4,628,253                4,347,481
NET ASSETS-BEGINNING OF PERIOD                     --                       --                       --
                                           ----------               ----------               ----------
NET ASSETS-END OF PERIOD                   $6,873,179               $4,628,253               $4,347,481
                                           ==========               ==========               ==========
Undistributed net realized gain on
  investments                              $  261,426               $  126,151               $   63,600
                                           ==========               ==========               ==========
Undistributed net investment income        $    5,051               $   12,174               $   14,693
                                           ==========               ==========               ==========
SHARE ACTIVITY:
  Shares sold                                 627,533                  461,292                  420,709
  Reinvestment of distributions                    75                    1,444                    1,530
  Shares redeemed                             (44,216)                 (63,270)                 (46,121)
                                           ----------               ----------               ----------
Net increase in number of shares              583,392                  399,466                  376,118
                                           ==========               ==========               ==========

---------------

(1) For the period January 20, 1998 (commencement of operations) through December 31, 1998.

See accompanying notes to financial statements.

                 NATIONWIDE ASSET ALLOCATION TRUST ANNUAL REPORT               9

                       NATIONWIDE ASSET ALLOCATION TRUST

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               MODERATELY
                                                              CONSERVATIVE             CONSERVATIVE
                                                                PORTFOLIO                PORTFOLIO
                                                          ---------------------    ---------------------
                                                              PERIOD ENDED             PERIOD ENDED
                                                          DECEMBER 31, 1998(1)     DECEMBER 31, 1998(1)
                                                          ---------------------    ---------------------
INCREASE IN NET ASSETS:
FROM OPERATIONS:
  Net investment income                                        $   23,297               $   24,152
  Net realized gain on investments                                 13,352                   18,612
  Net change in unrealized appreciation of investments             84,367                   53,168
                                                               ----------               ----------
     Net increase in net assets resulting from
       operations                                                 121,016                   95,932
                                                               ----------               ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT INCOME          (12,988)                 (11,175)
                                                               ----------               ----------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares                              2,404,492                2,821,049
  Net asset value of shares issued to shareholders from
     reinvestment of distributions                                 12,988                   11,175
  Cost of shares redeemed                                        (601,597)              (1,102,732)
                                                               ----------               ----------
     Increase in net assets from capital share
       transactions                                             1,815,883                1,729,492
                                                               ----------               ----------
NET INCREASE IN NET ASSETS                                      1,923,911                1,814,249
NET ASSETS-BEGINNING OF PERIOD                                         --                       --
                                                               ----------               ----------
NET ASSETS-END OF PERIOD                                       $1,923,911               $1,814,249
                                                               ==========               ==========
Undistributed net realized gain on investments                 $   13,352               $   18,612
                                                               ==========               ==========
Undistributed net investment income                            $   10,309               $   12,977
                                                               ==========               ==========
SHARE ACTIVITY:
  Shares sold                                                     225,532                  268,867
  Reinvestment of distributions                                     1,251                    1,072
  Shares redeemed                                                 (56,954)                (105,074)
                                                               ----------               ----------
Net increase in number of shares                                  169,829                  164,865
                                                               ==========               ==========

---------------

(1) For the period January 20, 1998 (commencement of operations) through December 31, 1998.

See accompanying notes to financial statements.

 10              NATIONWIDE ASSET ALLOCATION TRUST ANNUAL REPORT

                       NATIONWIDE ASSET ALLOCATION TRUST

                              FINANCIAL HIGHLIGHTS

                           SELECTED DATA FOR A SHARE
                       OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                                         MODERATELY
                                                               AGGRESSIVE                AGGRESSIVE
                                                               PORTFOLIO                 PORTFOLIO
                                                         ----------------------    ----------------------
                                                              PERIOD ENDED              PERIOD ENDED
                                                         DECEMBER 31, 1998 (1)     DECEMBER 31, 1998 (1)
                                                         ----------------------    ----------------------
NET ASSET VALUE -- BEGINNING OF PERIOD                           $10.00                    $10.00
                                                                 ------                    ------
  Net investment income                                            0.01                      0.10
  Net realized and unrealized appreciation                         1.78                      1.56
                                                                 ------                    ------
       Total from investment operations                            1.79                      1.66
                                                                 ------                    ------
  Distributions from net investment income                        (0.01)                    (0.07)
                                                                 ------                    ------
       Net increase in net asset value                             1.78                      1.59
                                                                 ------                    ------
NET ASSET VALUE -- END OF PERIOD                                 $11.78                    $11.59
                                                                 ======                    ======
Total return*                                                     17.85%                    16.61%
Ratios and supplemental data:
  Net assets, end of period (000's)                              $6,873                    $4,628
  Ratio of expense to average net assets*                          0.50%                     0.50%
  Ratio of net investment income to average
     net assets*                                                   0.16%                     1.16%
  Portfolio Turnover*                                             38.42%                    52.63%

------------------------------------------------------
* Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

(1) For the period January 20, 1998 (commencement of operations) through December 31, 1998.

See accompanying notes to financial statements.

                NATIONWIDE ASSET ALLOCATION TRUST ANNUAL REPORT               11

                       NATIONWIDE ASSET ALLOCATION TRUST

                              FINANCIAL HIGHLIGHTS

                           SELECTED DATA FOR A SHARE
                       OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                    MODERATELY
                                            MODERATE               CONSERVATIVE             CONSERVATIVE
                                            PORTFOLIO                PORTFOLIO                PORTFOLIO
                                      ---------------------    ---------------------    ---------------------
                                          PERIOD ENDED             PERIOD ENDED             PERIOD ENDED
                                      DECEMBER 31, 1998 (1)    DECEMBER 31, 1998 (1)    DECEMBER 31, 1998 (1)
                                      ---------------------    ---------------------    ---------------------
NET ASSET VALUE --
  BEGINNING OF PERIOD                        $10.00                   $10.00                   $10.00
                                             ------                   ------                   ------
  Net investment income                        0.14                     0.22                     0.30
  Net realized and unrealized
     appreciation                              1.53                     1.27                     0.92
                                             ------                   ------                   ------
       Total from investment
          operations                           1.67                     1.49                     1.22
                                             ------                   ------                   ------
  Distributions from net investment
     income                                   (0.11)                   (0.16)                   (0.22)
                                             ------                   ------                   ------
       Net increase in net asset
          value                                1.56                     1.33                     1.00
                                             ------                   ------                   ------
NET ASSET VALUE -- END OF PERIOD             $11.56                   $11.33                   $11.00
                                             ======                   ======                   ======
Total return*                                 16.74%                   14.97%                   12.33%
Ratios and supplemental data:
  Net assets, end of period (000's)          $4,347                   $1,924                   $1,814
  Ratio of expense to average net
     assets*                                   0.50%                    0.50%                    0.50%
  Ratio of net investment income to
     average net assets *                      1.83%                    2.79%                    3.60%
  Portfolio Turnover*                         55.92%                  104.85%                  165.15%

------------------------------------------------------
* Ratios are annualized for periods of less than one year. Total return and portfolio turnover are not annualized.

(1) For the period January 20, 1998 (commencement of operations) through December 31, 1998.

See accompanying notes to financial statements.

 12              NATIONWIDE ASSET ALLOCATION TRUST ANNUAL REPORT

                       NATIONWIDE ASSET ALLOCATION TRUST

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Nationwide Asset Allocation Trust (the "Trust") is an open-end management investment company organized under the laws of the State of Ohio by a Declaration of Trust dated September 9, 1997. The Trust currently offers shares in five separate nondiversified funds (each known as a "Nationwide Professionally Managed Portfolio" or a "Portfolio"), each of which is a separately managed portfolio with its own investment objectives and policies. These Portfolios are the Aggressive Portfolio, the Moderately Aggressive Portfolio, the Moderate Portfolio, the Moderately Conservative Portfolio, and the Conservative Portfolio. The Trust was capitalized on January 6, 1998, when The Nationwide Life Company purchased the initial shares of each Portfolio at $10.00 per share, and operations commenced on January 20, 1998. The shares of each Portfolio are sold only to life insurance company separate accounts to fund the benefits of variable annuity contracts or life insurance policies.

Each Portfolio is constructed as a "fund of funds" which means that it pursues its investment objective primarily by allocating its investments among other mutual funds (the "Underlying Funds") offered by Nationwide Advisory Services, Inc. ("NAS"), the investment advisor to the trust, and other leading mutual fund providers.

Percentages of the Portfolios' investments in Underlying Funds advised by Nationwide are summarized as follows:

Aggressive Portfolio........................................    54.0%
Moderately Aggressive Portfolio.............................    54.9%
Moderate Portfolio..........................................    67.0%
Moderately Conservative Portfolio...........................    70.1%
Conservative Portfolio......................................    70.2%

Percentages represent market value as a percentage of net assets at December 31, 1998.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Trust's significant accounting policies:

a) SECURITIES VALUATION -- Shares of Underlying Funds in which the Portfolios invest, are valued at their respective net asset values as determined under the Investment Company Act of 1940. The securities in the Underlying Funds are valued as of the close of business of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Underlying Funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the Underlying Fund. The Nationwide Fixed Contract is valued at par value each day. The par value is calculated each day by the summation of the following factors: prior day's par value, prior day's interest accrued (par multiplied by guaranteed fixed rate), and current day net purchase or redemption.

b) SHARE VALUATION -- The net asset value per share of each Portfolio is calculated daily by dividing the total value of the Portfolio's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share of each Portfolio are equal to the net asset value per share.

c) SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are valued on a specific identification basis. Dividend and capital gain income is recorded on the ex-dividend date. Interest income for the Fixed Contract is accrued daily and reinvested the following day.

                NATIONWIDE ASSET ALLOCATION TRUST ANNUAL REPORT               13

                       NATIONWIDE ASSET ALLOCATION TRUST

                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

d) FEDERAL INCOME TAXES -- Each Portfolio's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required. Each Portfolio is treated as a separate taxable entity.

e) INVESTMENT INCOME -- Dividend income is recorded on the ex-dividend date. For financial reporting purposes, the Portfolios record distributions of short-term and long-term capital gains made by mutual funds in which the Portfolios invest as realized gains.

f) DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders arising from each Portfolio's net investment income and net realized capital gains if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

g) ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 -- RELATED PARTY TRANSACTIONS

NAS, a subsidiary of the Nationwide Life Insurance Company, serves as the Portfolios' investment advisor. Under the terms of the Investment Advisory Agreement, NAS oversees the investment of the assets for the Portfolios and supervises its daily business affairs. Each of the Portfolios incurs a management fee of 0.50% of its average daily net assets. Under the Investment Advisory Agreement with each Portfolio, NAS will bear all expenses of each Portfolio, other than the management fee and any extraordinary expenses.

Nationwide Investors Services, Inc. ("NIS") acts as transfer and dividend disbursing agent for the Portfolios. NIS is a wholly owned subsidiary of NAS and is compensated by NAS under the agreement noted above.

Nationwide Life Insurance Company is the underwriter of the Nationwide Fixed Contract.

The following interest earned, dividend income, and capital gain distributions are for the period January 20, 1998 (commencement of operations) through December 31, 1998. Dividend income and capital gain distributions are from Nationwide Funds as well as Nationwide Separate Account Trust Funds.

                                                                            CAPITAL GAIN
                                                INTEREST       DIVIDEND     DISTRIBUTIONS
                                             EARNED ON THE    INCOME FROM       FROM
                                               NATIONWIDE     NATIONWIDE     NATIONWIDE
                                             FIXED CONTRACT      FUNDS          FUNDS
                                             --------------   -----------   -------------
Aggressive Portfolio.......................     $    --         $11,161        $35,713
Moderately Aggressive Portfolio............      13,517          18,581         20,039
Moderate Portfolio.........................       9,523          25,043         17,606
Moderately Conservative Portfolio..........       9,567          16,678          7,201
Conservative Portfolio.....................       9,579          17,093          7,197

NOTE 4 -- BANK LOANS

The Trust has an unsecured bank line of credit of $10 million. Borrowing under this arrangement bears interest at the Federal Funds rate plus 0.50%. No compensating balances are required.

 14              NATIONWIDE ASSET ALLOCATION TRUST ANNUAL REPORT

                       NATIONWIDE ASSET ALLOCATION TRUST

                               DECEMBER 31, 1998
--------------------------------------------------------------------------------

NOTE 5 -- INVESTMENT TRANSACTIONS

Purchases and sales of registered investment companies for the period ended December 31, 1998 are summarized as follows:

                                                         PURCHASES      SALES
                                                         ----------   ----------
Aggressive Portfolio...................................  $8,136,066   $1,528,729
Moderately Aggressive Portfolio........................   5,189,637    1,207,240
Moderate Portfolio.....................................   4,638,180      930,048
Moderately Conservative Portfolio......................   2,232,980      770,720
Conservative Portfolio.................................   2,242,287      935,438

Net unrealized appreciation (depreciation) on investments at December 31, 1998, based on cost for federal income tax purposes, was as follows:

                                              GROSS           GROSS
                                            UNREALIZED      UNREALIZED     NET UNREALIZED
                                           APPRECIATION   (DEPRECIATION)    APPRECIATION
                                           ------------   --------------   --------------
Aggressive Portfolio.....................    $301,432       $(113,657)        $187,775
Moderately Aggressive Portfolio..........     187,327         (43,630)         143,697
Moderate Portfolio.......................     205,758         (15,475)         190,283
Moderately Conservative Portfolio........      67,955          (3,858)          64,097
Conservative Portfolio...................      49,006          (5,076)          43,930

NOTE 6 -- SHARES HELD BY AFFILIATES

As of December 31, 1998, the Nationwide Life Company beneficially owned shares of the Portfolios with the following net asset values:

Aggressive Portfolio........................................  $23,570
Moderately Aggressive Portfolio.............................   23,321
Moderate Portfolio..........................................   23,349
Moderately Conservative Portfolio...........................   22,994
Conservative Portfolio......................................   22,466

                NATIONWIDE ASSET ALLOCATION TRUST ANNUAL REPORT               15

                                   APPENDIX A

                                  BOND RATINGS

                         STANDARD & POOR'S DEBT RATINGS

  A Standard & Poor's corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

  The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

  The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

     2.       Nature of and provisions of the obligation.

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

  AAA - Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

  AA - Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

  A - Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

  BBB - Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE

  Debt rated 'BB', 'B', 'CCC', 'CC' and 'C' is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. 'BB' indicates the least degree of speculation and 'C' the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  BB - Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BBB-' rating.

  B - Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating.

  CCC - Debt rated 'CCC' has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The 'CCC' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'B' or 'B-' rating.

  CC - Debt rated 'CC' typically is applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating.

  C - Debt rated 'C' typically is applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

  CI - The rating 'CI' is reserved for income bonds on which no interest is being paid.

  D - Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                         MOODY'S LONG-TERM DEBT RATINGS

  Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

  A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

  Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such Bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

  Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

  Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                              FITCH'S BOND RATINGS

  Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

  Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

  Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

  Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

     AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

     AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of the issuers is generally rated 'F-1+'.

     A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

     BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

  Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ('BB' to 'C') represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ('DDD' to 'D') is an assessment of the ultimate recovery value through reorganization or liquidation.

  The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

  Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories cannot fully reflect the differences in the degrees of credit risk. Moreover, the character of the risk factor varies from industry to industry and between corporate, health care and municipal obligations.

     BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

     B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

     CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

     CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

     C        Bonds are in imminent default in payment of interest or principal.

  DDD, DD     Bonds are in default on interest and/or principal
  and D       payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. 'DDD' represents the highest potential for recovery of these bonds, and 'D' represents the lowest potential for recovery.

                      DUFF & PHELPS' LONG-TERM DEBT RATINGS

  These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

  Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

  The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary). Ratings of 'BBB-' and higher fall within the definition of investment grade securities, as defined by bank and insurance supervisory authorities.

RATING
SCALE                 DEFINITION

AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+                   High credit quality. Protection factors are
AA                    strong.Risk is modest, but may vary slightly
AA-                   from time to time because of economic conditions.

A+                    Protection factors are average but adequate.
A                     However, risk factors are more variable and
A-                    greater in periods of economic stress.

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


BBB+                  Below average protection factors but still
BBB                   considered sufficient for prudent investment.
BBB-                  Considerable variability in risk during economic
                      cycles.

BB+                   Below investment grade but deemed likely to meet
BB                    obligations when due. Present or prospective
BB-                   financial protection factors fluctuate according
                      to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+                    Below investment grade and possessing risk that
B                     obligations will not be met when due.  Financial
B-                    protection factors will fluctuate widely according to
                      economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD                    Defaulted debt obligations. Issuer failed to meet
                      scheduled principal and/or interest payments.
DP                    Preferred stock with dividend arrearages.


                               SHORT-TERM RATINGS

                   STANDARD & POOR'S COMMERCIAL PAPER RATINGS

  A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Factors such as liquidity of the issuer, long-term debt ratings, reliability and quality of management, and earning and cost flows are considered by Standard & Poor's when assigning these ratings.

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


  Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. These categories are as follows:

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2 Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

     A-3 Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

     B Issues rated 'B' are regarded as having only speculative capacity for timely payment.

     C This rating is assigned to short-term debt obligations with doubtful capacity for payment.

     D Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grade period.

                        MOODY'S COMMERCIAL PAPER RATINGS

  The term "commercial paper" as used by Moody's means promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation as to whether such commercial paper is by any other definition "commercial paper" or is exempt from registration under the 1933 Act.

  Moody's commercial paper ratings are opinions on the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's does not represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

     Issuers rated PRIME-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: (i) leading market positions in well established industries, (ii) high rates of return on funds employed, (iii) conservative capitalization structures with moderate reliance on debt and ample asset protection, (iv) broad margins in earnings coverage of fixed financial charges and high internal cash generation, and (v) well established access to a range of financial markets and assured sources of alternative liquidity.

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


     Issuers rated PRIME-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated PRIME-3 (or relates supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

     Issuers rated NOT PRIME do not fall within any of the Prime rating categories.

                           FITCH'S SHORT-TERM RATINGS

  Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

  The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

     F-1+ (Exceptionally Strong Credit Quality) Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

     F-1 (Very Strong Credit Quality) Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated 'F-1+'.

     F-2 (Good Credit Quality) Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned 'F-1+' and 'F-1' ratings.

     F-3 (Fair Credit Quality) Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

     F-S (Weak Credit Quality) Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

     D (Default) Issues assigned this rating are in actual or imminent payment default.

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


     LOC The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

                      DUFF & PHELPS SHORT-TERM DEBT RATINGS

  Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

  Emphasis is placed on liquidity which as defined is not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     Rating Scale              Definition
     ------------              ----------

     Duff 1+ Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

     Duff 1 Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

     Duff 1- High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                               Good Grade
                               ----------

     Duff 2 Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                               Satisfactory Grade
                               ------------------

     Duff 3 Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                               Non-investment Grade
                               --------------------

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

     Duff 4                    Speculative investment characteristics.
                               Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                               Default
                               -------

     Duff 5 Issuer failed to meet scheduled principal and/or interest payments.


                          THOMSON'S SHORT-TERM RATINGS

  The Thomson Short-Term Ratings apply, unless otherwise noted, to unsubordinated instruments of the rated entities with a maturity of one year or less, including deposits, bank notes, bankers' acceptances, federal funds, letters of credit, commercial paper and other obligations comparable in priority and security to those specifically listed herein. These ratings do not consider any collateral or security as the basis for the rating, although some of the securities may in fact have collateral. Further, these ratings do not incorporate consideration of the possible sovereign risk associated with a foreign deposit (defined as a deposit taken in a branch outside the country in which the rated entity is headquartered) of the rated entity. Thomson Short-Term Ratings are intended to assess the likelihood of an untimely or incomplete payments of principal or interest.

     TBW-1 The highest category, indicates a very high likelihood that principal and interest will be paid on a timely basis.

     TBW-2 The second highest category, while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

     TBW-3 The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

     TBW-4 The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

                             IBCA SHORT-TERM RATINGS

  IBCA Short-Term Ratings assess the borrowing characteristics of banks and corporations, and the capacity for timely repayment of debt obligations. The Short-Term Ratings relate to debt which has a maturity of less than one year.

  IBCA issues ratings and reports on the largest U.S. and international bank holding companies, as well as major investment banks. IBCA's short-term rating system utilizes a dual system--Individual


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


Ratings and Legal Ratings. The Individual Rating addresses 1) the current strength of consolidated banking companies and their principal bank subsidiaries. A consolidated bank holding company/bank with an "A" rating has a strong balance sheet, and a favorable credit profile without significant problems. A "B" rating indicates sound credit profile without significant problems. Performance is generally in line with or better than that of its peers. The Legal Rating addresses the question of whether an institution would receive support if it ran into difficulties. Issues rated "A-1" are obligations supported by a very strong capacity for timely repayment. Issues rated "A-2" have a very strong capacity for timely repayment although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

     A1+ Obligations supported by the highest capacity for timely repayment and possess a particularly strong credit feature.

     A1 Obligations supported by the highest capacity for timely repayment.

     A2       Obligations supported by a good capacity for timely repayment.

     A3 Obligations supported by a satisfactory capacity for timely repayment.

     B Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

     C Obligations for which there is a high risk of default or which are currently in default.

     D        Obligations which are currently in default.

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